Russell Funds: Classes A, C, E, I, S, R6 and Y

RUSSELL INVESTMENT COMPANY

Supplement dated June 8, 2016 to

PROSPECTUS DATED March 1, 2016

I.  LIQUIDATION OF THE RUSSELL MULTI-STRATEGY ALTERNATIVE FUND: The following information relates to the liquidation of the Russell Multi-Strategy Alternative Fund (the “Fund”) and supplements the Prospectus listed above:

At a meeting held on May 24, 2016, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved the liquidation of the Fund pursuant to a Plan of Liquidation and Dissolution of Sub-Trust (the “Plan”). Shareholder approval is not required in order to liquidate the Fund. Shareholders of the Fund may redeem their shares prior to the liquidation date. Effective at the close of business on May 25, 2016, the Fund’s Class A and Class C Shares will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional shares. Effective at the close of business on July 21, 2016, the Fund’s Class E, Class S, Class R6 and Class Y Shares will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional shares.

Effective May 26, 2016, the Fund will no longer pursue its investment objective or engage in any business activities except for the purpose of winding up its business affairs and distributing its investment income, capital gains and remaining assets to shareholders. As a result, the Fund will commence the liquidation of its holdings and the resulting cash will be deposited in a non-interest bearing account with the Fund’s custodian. The Fund intends to have liquidated its holdings and hold only cash as of June 16, 2016.

Effective May 26, 2016 through June 15, 2016, RIMCo will waive 1.10% of its 1.50% advisory fee. Effective June 16, 2016, RIMCo will waive the full amount of its 1.50% advisory fee. In addition, effective May 26, 2016, the Fund’s Class A and Class C Shares will discontinue payments of 12b-1 distribution fees to financial intermediaries. The Fund and, indirectly, its shareholders will bear expenses of the liquidation, including transaction costs and any associated tax consequences.

The Plan provides for the liquidation of the Fund’s assets by July 26, 2016 and a liquidating distribution to be paid to Fund shareholders of all of the proceeds of the liquidation as promptly as possible after the liquidation date. Prior to the liquidating distribution, the Fund will declare and pay to its shareholders of record a net investment income dividend and/or capital gains distribution so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payable date for this income dividend and/or capital gains distribution is June 20, 2016, based on Fund records as of the close of business on June 16, 2016. The Fund may liquidate prior to July 26, 2016 in the event that all shares are redeemed prior to the planned liquidation date.

II.  RUSSELL U.S. CORE EQUITY FUND RISK/RETURN SUMMARY: The following replaces the Annual Fund Operating Expenses table in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Russell U.S. Core Equity Fund in the Prospectus listed above:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class R6 Shares	Class S Shares	Class Y Shares
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None	None
Other Expenses	0.29%	0.54%	0.54%	0.21%	0.14%	0.29%	0.09%
Total Annual Fund Operating Expenses	1.09%	1.84%	1.09%	0.76%	0.69%	0.84%	0.64%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.00)%	(0.00)%	(0.02)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.09%	1.84%	1.09%	0.76%	0.67%	0.84%	0.64%

III.  RUSSELL U.S. DYNAMIC EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell U.S. Dynamic Equity Fund in the Prospectus listed above:

•	AJO, LP
•	Jacobs Levy Equity Management, Inc.
•	Pzena Investment Management, LLC
•	Suffolk Capital Management, LLC

IV.  RUSSELL U.S. STRATEGIC EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell U.S. Strategic Equity Fund in the Prospectus listed above:

•	AJO, LP
•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	Jacobs Levy Equity Management, Inc.
•	PanAgora Asset Management, Inc.
•	Suffolk Capital Management, LLC
•	William Blair Investment Management, LLC

V.  RUSSELL U.S. LARGE CAP EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary Section for the Russell U.S. Large Cap Equity Fund in the Prospectus listed above:

•	Ceredex Value Advisors LLC
•	Columbus Circle Investors
•	Jacobs Levy Equity Management, Inc.
•	Sustainable Growth Advisers, LP
•	TCW Investment Management Company

VI.  RUSSELL U.S. SMALL CAP EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell U.S. Small Cap Equity Fund in the Prospectus listed above:

•	Ancora Advisors, LLC
•	Cardinal Capital Management, L.L.C.
•	Copeland Capital Management, LLC
•	DePrince, Race & Zollo, Inc.
•	EAM Investors, LLC
•	Falcon Point Capital, LLC
•	Jacobs Levy Equity Management, Inc.
•	PENN Capital Management Company, Inc.
•	Robeco Investment Management, Inc., dba Boston Partners
•	Timpani Capital Management, LLC

VII.  RUSSELL EMERGING MARKETS FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Emerging Markets Fund in the Prospectus listed above:

•	AllianceBernstein L.P.
•	Consilium Investment Management, LLC
•	Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust
•	Harding Loevner LP
•	Numeric Investors LLC
•	Oaktree Capital Management, L.P.
•	Westwood Management Corporation

VIII.  RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Tax-Managed U.S. Mid & Small Cap Fund in the Prospectus listed above:

•	Chartwell Investment Partners, LLC
•	Netols Asset Management, Inc.
•	Snow Capital Management, L.P.
•	Luther King Capital Management
•	Summit Creek Advisors LLC

IX.  RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Global Opportunistic Credit Fund in the Prospectus listed above:

•	Axiom Alternative Investments SARL
•	DDJ Capital Management, LLC
•	DuPont Capital Management Corporation
•	Lazard Asset Management LLC
•	Oaktree Capital Management, L.P.
•	THL Credit Advisors LLC

X.  RUSSELL STRATEGIC BOND FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Strategic Bond Fund in the Prospectus listed above:

•	Brookfield Investment Management Inc.
•	Colchester Global Investors Limited
•	Logan Circle Partners, L.P.
•	Metropolitan West Asset Management, LLC
•	Pareto Investment Management Limited
•	Scout Investments, Inc.
•	Western Asset Management Company and Western Asset Management Company Limited

XI.  RUSSELL INVESTMENT GRADE BOND FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Investment Grade Bond Fund in the Prospectus listed above:

•	Logan Circle Partners, L.P.
•	Loomis, Sayles & Company, L.P.
•	Metropolitan West Asset Management, LLC
•	Neuberger Berman Investment Advisers LLC

XII.  RUSSELL MULTI-STRATEGY INCOME FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Russell Multi-Strategy Income Fund in the Prospectus listed above:

•	Cohen & Steers Capital Management, Inc.
•	DDJ Capital Management, LLC
•	Epoch Investment Partners, Inc.
•	Janus Capital Management LLC and Perkins Investment Management, LLC
•	Kopernik Global Investors, LLC
•	Lazard Asset Management LLC
•	Loomis, Sayles & Company, L.P.
•	THL Credit Advisors LLC

XIII.  MONEY MANAGER CHANGES: The following replaces the information in the “Money Manager Information” section for the Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S. Large Cap Equity, Russell U.S. Small Cap Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Multi-Strategy Income Funds in the Prospectus listed above:

Russell U.S. Dynamic Equity Fund

AJO, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Jacobs Levy Equity Management Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Pzena Investment Management, LLC, 320 Park Avenue 8th Floor, New York, NY 10022.

Suffolk Capital Management, LLC, 810 Seventh Avenue, Suite 3600, New York, NY 10019.

Russell U.S. Strategic Equity Fund

AJO, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Barrow, Hanley, Mewhinney & Strauss, LLC, JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

Brandywine Global Investment Management, LLC, Cira Centre, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston MA 02210.

Suffolk Capital Management, LLC, 810 Seventh Avenue, Suite 3600, New York, NY 10019.

William Blair Investment Management, LLC, 222 West Adams Street Chicago, IL 60606.

Russell U.S. Large Cap Equity Fund

Ceredex Value Advisors LLC, Lincoln Plaza, 301 East Pine Street, Suite 500, Orlando, FL 32801.

Columbus Circle Investors, Metro Center, One Station Place, 8th Floor South, Stamford, CT 06902.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

Russell U.S. Small Cap Equity Fund

Ancora Advisors, LLC, 2000 Auburn Drive, Suite 300, Beachwood, OH 44122.

Cardinal Capital Management, L.L.C., Four Greenwich Office Park, Greenwich, CT 06831.

Copeland Capital Management LLC, Eight Tower Bridge, 161 Washington St., Suite 1325, Conshohocken, PA 19428.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

EAM Investors, LLC, 2533 South Coast Highway 101, Suite 240, Cardiff By The Sea, CA 92007.

Falcon Point Capital, LLC, Two Embarcadero Center, Suite 420, San Francisco, CA 94111.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PENN Capital Management Company, Inc., The Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112.

Robeco Investment Management, Inc., dba Boston Partners, 909 Third Avenue, 32nd Floor, New York, NY 10022.

Timpani Capital Management, LLC 10850 West Park Place, Suite 1020, Milwaukee, WI 53224.

Russell Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-0096.

Consilium Investment Management, LLC, 3101 N. Federal Highway, Suite 502, Fort Lauderdale, FL 33306.

Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682.

Harding Loevner LP, 400 Crossing Blvd., 4th Floor, Bridgewater, NJ 08876.

Numeric Investors LLC, 470 Atlantic Avenue 6th Floor, Boston, MA 02210.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Westwood Management Corporation, 200 Crescent Court, Suite 1200, Dallas, TX 75201.

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, LLC., 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412.

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, TX 76102.

Netols Asset Management, Inc., 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092.

Snow Capital Management, L.P., 2000 Georgetown Drive, Suite 200, Sewickley, PA 15143.

Summit Creek Advisors LLC, 120 South Sixth Street, Suite 2200, Minneapolis, MN 55402.

Russell Global Opportunistic Credit Fund

Axiom Alternative Investments SARL, 39, Avenue Pierre 1ER de Serbie, 75008, Paris France.

DDJ Capital Management, LLC, Stony Brook Office Park, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

DuPont Capital Management Corporation, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, DE 19803

Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York, NY 10112.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

THL Credit Advisors LLC, 100 Federal Street, 35th Floor, Boston, MA 02110.

Russell Strategic Bond Fund

Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, NY 10281-1023.

Colchester Global Investors Limited, Heathcoat House, 4th Floor, 20 Savile Row, London, England W1S 3PR United Kingdom.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Los Angeles, CA 90017.

Pareto Investment Management Limited, The Bank of New York Mellon Centre, 160 Queen Victoria Street, London, England EC4V 4LA United Kingdom.

Scout Investments, Inc., 1010 Grand Blvd., Kansas City, MO, 64106.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101, and Western Asset Management Company Limited, 10 Exchange Square, Primrose Street, London, England EC2A 2EN United Kingdom.

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Loomis, Sayles & Company, L.P., One Financial Center, Suite 3300, Boston, MA 02111-2621.

Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Los Angeles, CA 90017.

Neuberger Berman Investment Advisers LLC, 190 South LaSalle Street, Suite 2400, Chicago, IL 60603.

Russell Multi-Strategy Income Fund

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

DDJ Capital Management, LLC, Stony Brook Office Park, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022.

Janus Capital Management LLC, 151 Detroit St., Denver, CO 80206 and Perkins Investment Management, LLC, 311 South Wacker Drive, Suite 6000, Chicago, IL 60606.

Kopernik Global Investors, LLC, Two Harbour Place 302, Knights Run Avenue, Suite 1225, Tampa, FL 33602.

Lazard Asset Management, LLC, 30 Rockefeller Plaza, 59th Floor, New York, NY 10112.

Loomis, Sayles & Company, L.P., One Financial Center, Suite 3300, Boston, MA 02111-2621.

THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110.

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36-08-554

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Non-Fund of Funds
March 1, 2016, as supplemented through June 8, 2016
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus, dated March 1, 2016 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds' Annual Reports to Shareholders for the year ended October 31, 2015. Copies of the Funds' Annual Reports accompany this SAI.
As of the date of this SAI, RIC is comprised of 41 Funds. This SAI relates to 25 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Fund	Class A	Class C	Class E	Class I	Class R6	Class S	Class Y
Russell U.S. Core Equity Fund	RSQAX	REQSX	REAEX	REASX	RUCRX	RLISX	REAYX
Russell U.S. Defensive Equity Fund[1]	REQAX	REQCX	REQEX	REDSX	RUDRX	REQTX	REUYX
Russell U.S. Dynamic Equity Fund[2]	RSGAX	RSGCX	RSGEX	RSGIX	RDYRX	RSGSX	RSGTX
Russell U.S. Strategic Equity Fund	RSEAX	RSECX	RSEEX	—	RESRX	RSESX	—
Russell U.S. Large Cap Equity Fund	RLCZX	RLCCX	—	—	RULRX	RLCSX	—
Russell U.S. Mid Cap Equity Fund	RMCAX	RMCCX	—	—	RUMRX	RMCSX	—
Russell U.S. Small Cap Equity Fund[3]	RLACX	RLECX	REBEX	REBSX	RSCRX	RLESX	REBYX
Russell International Developed Markets Fund	RLNAX	RLNCX	RIFEX	RINSX	RIDRX	RINTX	RINYX
Russell Global Equity Fund	RGEAX	RGECX	RGEEX	—	RGLRX	RGESX	RLGYX
Russell Emerging Markets Fund	REMAX	REMCX	REMEX	—	REGRX	REMSX	REMYX
Russell Tax-Managed U.S. Large Cap Fund	RTLAX	RTLCX	RTLEX	—	—	RETSX	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	RTSAX	RTSCX	RTSEX	—	—	RTSSX	—
Russell Tax-Managed International Equity Fund	RTNAX	RTNCX	RTNEX	—	—	RTNSX	—
Russell Global Opportunistic Credit Fund[4]	RGCAX	RGCCX	RCCEX	—	RGCRX	RGCSX	RGCYX
Russell Strategic Bond Fund	RFDAX	RFCCX	RFCEX	RFCSX	RSBRX	RFCTX	RFCYX
Russell Investment Grade Bond Fund	RFAAX	RFACX	RFAEX	RFASX	RIGRX	RFATX	RFAYX
Russell Short Duration Bond Fund	RSBTX	RSBCX	RSBEX	—	RDBRX	RFBSX	RSBYX
Russell Tax Exempt High Yield Bond Fund	RTHAX	RTHCX	RTHEX	—	—	RTHSX	—
Russell Tax Exempt Bond Fund	RTEAX	RTECX	RTBEX	—	—	RLVSX	—
Russell Commodity Strategies Fund	RCSAX	RCSCX	RCSEX	—	RCSRX	RCCSX	RCSYX
Russell Global Infrastructure Fund	RGIAX	RGCIX	RGIEX	—	RGIRX	RGISX	RGIYX
Russell Global Real Estate Securities Fund	RREAX	RRSCX	RREEX	—	RRSRX	RRESX	RREYX
Russell Multi-Strategy Alternative Fund[5]	RMSAX	RMSCX	RMSEX	—	RMSRX	RMSSX	RMSYX
Russell Multi-Strategy Income Fund	RMYAX	RMYCX	RMYEX	—	RMIRX	RMYSX	RMYYX
Russell Strategic Call Overwriting Fund	ROWAX	ROWCX	ROWEX	—	ROWRX	ROWSX	—
[1]	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund was renamed the Russell U.S. Defensive Equity Fund.
[2]	Effective August 15, 2012, the Russell U.S. Growth Fund was renamed the Russell U.S. Dynamic Equity Fund.
[3]	On January 1, 2012, the Russell U.S. Small & Mid Cap Fund was renamed the Russell U.S. Small Cap Equity Fund.
[4]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Global Opportunistic Credit Fund.
[5]	At a meeting held on May 24, 2016, the Board of Trustees of RIC approved the liquidation of the Russell Multi-Strategy Alternative Fund pursuant to a Plan of Liquidation and Dissolution of Sub-Trust (the “Plan”). Shareholders of the Fund may redeem their shares prior to the liquidation date. Effective at the close of business on May 25, 2016, the Fund’s Class A and Class C Shares will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional shares. Effective at the close of business on July 21, 2016, the Fund’s Class E, Class S, Class R6 and Class Y Shares will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional shares. The Plan provides for the liquidation of the Fund’s assets by July 26, 2016 and a liquidating distribution to be paid to Fund shareholders of all of the proceeds of the liquidation as promptly as possible after the liquidation date. Please see the Supplement dated May 25, 2016 to the Russell Multi-Strategy Alternative Fund’s Prospectus dated March 1, 2016 for additional information.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%).  The Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%.  Class E Shares are subject to a shareholder services fee of 0.25%. The Class I, Class R6, Class S, and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds' investment adviser is Russell Investment Management Company (“RIMCo” or the “Adviser”). The Funds, other than the Russell Strategic Call Overwriting Fund, divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The Russell Strategic Call Overwriting Fund is managed directly by RIMCo and, thus, all references to money managers do not apply to this Fund.

Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds, other than the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that a Fund engages in transactions that require registration as a commodity pool operator in the future, the Fund will comply with applicable regulations with respect to that Fund. If a Fund registers as a commodity pool operator and operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.
RIMCo is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and is subject to regulation as a commodity pool operator under the CEA with respect to the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds and with respect to their respective subsidiaries, the Russell Cayman Commodity Strategies Fund Ltd. and the Russell Cayman Multi-Strategy Alternative Fund Ltd. (collectively with the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds, the “CFTC Registered Funds”). As the CFTC Registered Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the CFTC Registered Funds, their investment strategies or this SAI.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIMCo, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIMCo and the money managers.
The Trustees are responsible generally for overseeing the management and operations of the Trust. The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.

Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest principally in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of eight Trustees, one of whom, Sandra Cavanaugh, is an Interested Trustee. Sandra Cavanaugh is an officer of RIC and, thus, classified as an Interested Trustee. There are seven Independent Trustees on the Board, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, reports on the Funds' internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes, the Funds' distribution arrangements and the Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Daniel P. Connealy and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2015, the Audit Committee held six meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Katherine W. Krysty and Sandra Cavanaugh. For the fiscal year ended October 31, 2015, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2015, the Nominating and Governance Committee held one meeting.
Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIMCo or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 41 funds and Russell Investment Funds (“RIF”), which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”) • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Director, RIMCo • Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
*	Each Trustee is subject to mandatory retirement at age 75.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee. Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust, This leadership change is not expected to have an adverse impact on any of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)	50	• Director, Avista Corp (electric utilities)
• Until June 30, 2014, Director, Ecova (total energy and sustainability management)
• Until December 31, 2013, Trustee, Principal Investors Funds (investment company)
• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)
					• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	50	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• Trustee, ALPS Series Trust (investment company)
• Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003 • Chairman of the Audit Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011,Vice Chairman of the Board, Simpson Investment Company (paper and forest products)	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	50	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIMCo	50	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RFSC and U.S. One Inc. • 2005 to 2011 Chief Compliance Officer, RIMCo
*Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees	• CEO, U.S. Private Client Services, Russell Investments
• President and CEO, RIC and RIF
• Chairman of the Board, Co-President and CEO, RFS
• Chairman of the Board, President and CEO, RFSC
• Director, RIMCo
• Chairman of the Board, President and CEO, RIA
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director, RIMCo, RFSC, RTC and RFS
• Global Head of Fund Services, Russell Investments
• October 2011 to December 2013, Head of North America Operations, Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell Investments
Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chairman of the Board, President and CEO, RIMCo
• Director, RTC, RIS and Russell Investments Delaware, Inc.
• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, RFS, RIA and U.S. One Inc.
*	Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust, This leadership change is not expected to have an adverse impact on any of the Funds.
Trustee Compensation Table
For The Fiscal Year Ended October 31, 2015
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$154,343	$0	$0	$165,300
Kristianne Blake	$237,051	$0	$0	$253,900
Cheryl Burgermeister	$154,326	$0	$0	$165,300
Daniel P. Connealy	$143,317	$0	$0	$153,500
Katherine W. Krysty	$150,316	$0	$0	$161,000
Raymond P. Tennison, Jr.	$168,804	$0	$0	$180,800
Jack R. Thompson	$161,978	$0	$0	$173,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0

Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2015
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	Russell U.S. Defensive Equity Fund	$1-$10,000	$10,001-$50,000
	Russell U.S. Dynamic Equity Fund	$1-$10,000
	Russell U.S. Small Cap Equity Fund	$1-$10,000
	Russell Global Equity Fund	$1-$10,000
	Russell Emerging Markets Fund	$1-$10,000
	Russell Short Duration Bond Fund	$10,001-$50,000
	Russell Global Infrastructure Fund	$1-$10,000
	Russell Global Real Estate Securities Fund	$1-$10,000
	Russell Multi-Strategy Alternative Fund	$1-$10,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	Russell Short Duration Bond Fund	$50,001-$100,000	Over $100,000
Kristianne Blake	Russell Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000	Over $100,000
	Russell Investment Grade Bond Fund	Over $100,000
	Russell Global Infrastructure Fund	$50,001-$100,000
Cheryl Burgermeister	Russell Global Equity Fund	Over $100,000	Over $100,000
Daniel P. Connealy	Russell U.S. Core Equity Fund	Over $100,000	Over $100,000
	Russell U.S. Defensive Equity Fund	$10,001-$50,000
	Russell U.S. Dynamic Equity Fund	$50,001-$100,000
	Russell International Developed Markets Fund	$10,001-$50,000
	Russell Emerging Markets Fund	$10,001-$50,000
	Russell Strategic Bond Fund	$10,001-$50,000
Katherine W. Krysty	Russell Strategic Bond Fund	$1-$10,000	$10,001-$50,000
	Russell Short Duration Bond Fund	$1-$10,000
	Russell Tax Exempt Bond Fund	$1-$10,000
	Russell Commodity Strategies Fund	$1-$10,000
Raymond P. Tennison, Jr.	Russell U.S. Core Equity Fund	Over $100,000	Over $100,000
	Russell U.S. Defensive Equity Fund	Over $100,000
	Russell Global Real Estate Securities Fund	$50,001-$100,000
	Russell Tax Exempt Bond Fund	$50,001-$100,000
Jack R. Thompson	Russell U.S. Core Equity Fund	$10,001-$50,000	Over $100,000
	Russell Global Equity Fund	$10,001-$50,000
	Russell Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000
	Russell Global Infrastructure Fund	$10,001-$50,000
	Russell Global Real Estate Securities Fund	$10,001-$50,000
TRUSTEE EMERITUS

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
George F. Russell, Jr.	None	None	None

Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
The Trustees, on behalf of the Trust, enter into service agreements with RIMCo, RFSC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds' investment adviser is RIMCo. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures.
RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”).
RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2015 managed over $38.1 billion in 50 mutual fund portfolios. RIMCo was established in 1982 to serve as the investment management arm of FRC. FRC is an indirect subsidiary of London Stock Exchange Group plc (“LSEG”). LSEG is a diversified international market infrastructure and capital markets business.
RIMCo has advised the Funds that, on October 8, 2015, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Buyer”), entered into an agreement with FRC and LSEG through which Buyer will acquire FRC’s asset management business (“Russell Investments”), including RIMCo, from LSEG (the “Transaction”).  Buyer is a newly formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners (“Reverence Capital”) will indirectly acquire a significant minority ownership interest in Russell Investments. RIMCo expects that the Transaction will be consummated in the first half of 2016, subject to regulatory and other approvals and confirmations, and other conditions being satisfied.
RIMCo has advised the Funds of the following information regarding TA Associates and Reverence Capital.  TA Associates is one of the oldest and most experienced global growth private equity firms. TA Associates leads buyouts and minority recapitalizations of profitable growth companies in the technology, financial services, business services, healthcare and consumer industries. Reverence Capital is a private investment firm focused on investing in leading financial services companies.

As required by the 1940 Act, the consummation of the Transaction would result in the automatic termination of the advisory agreements between RIMCo and RIC, on behalf of the Funds.  At a meeting held on December 16, 2015, the Funds' Board of Trustees unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between RIC and RIMCo (or a limited liability successor to RIMCo).  The New Advisory Agreement will be submitted to each Fund's shareholders for their approval. Shareholders of the Funds as of February 22, 2016 will be asked to approve the New Advisory Agreement at a special meeting of shareholders which RIMCo expects to be held in the first half of 2016 through a proxy solicitation that will describe the Transaction in greater detail.  Under the New Advisory Agreement, RIMCo would provide investment advisory services to each Fund for fees that do not exceed those that are currently in effect with respect to each Fund.
For all Funds other than the Russell Strategic Call Overwriting Fund, subject to the approval of the Funds’ Board, RIMCo selects, oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio securities for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment.  RIMCo does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIMCo. RIMCo manages Fund assets not allocated to discretionary money managers, which include assets managed by RIMCo to effect a Fund's investment strategies and/or to actively manage the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo also manages the portion of Fund assets for which a Fund's non-discretionary money managers provide model portfolios to RIMCo and each Fund’s liquidity reserves. RIMCo may also manage portions of a Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.
Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds' annual advisory percentage rates.)
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo. RIMCo charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIMCo pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RFSC. RIMCo retains the balance of the management fee.
The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2015, 2014 and 2013, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2015	2014	2013	2015	2014	2013
Russell U.S. Core Equity Fund	$ 6,972,626	$10,745,659	$11,983,334	0.55%	0.55%	0.55%
Russell U.S. Defensive Equity Fund	6,123,019	7,256,401	6,706,892	0.55%	0.55%	0.55%
Russell U.S. Dynamic Equity Fund	5,219,885	5,797,535	5,491,819	0.80%	0.80%	0.80%
Russell U.S. Strategic Equity Fund	29,744,006	25,305,246	19,700,456	0.75%	0.75%	0.75%
Russell U.S. Large Cap Equity Fund	3,085,821	2,751,674	2,145,624	0.70%	0.70%	0.70%
Russell U.S. Mid Cap Equity Fund	1,697,403	1,475,967	1,218,314	0.80%	0.80%	0.80%
Russell U.S. Small Cap Equity Fund	16,199,391	14,959,132	10,792,911	0.70%	0.70%	0.70%
Russell International Developed Markets Fund	24,179,052	31,273,734	32,244,143	0.70%	0.70%	0.70%
Russell Global Equity Fund	29,725,650	31,900,142	28,128,788	0.95%	0.95%	0.95%
Russell Emerging Markets Fund	31,296,186	31,661,568	22,869,614	1.15%	1.15%	1.15%
Russell Tax-Managed U.S. Large Cap Fund	9,975,712	7,268,062	4,605,770	0.70%	0.70%	0.70%
Russell Tax-Managed U.S. Mid & Small Cap Fund	3,463,360	2,793,443	2,037,687	0.98%	0.98%	0.98%
Russell Tax-Managed International Equity Fund(1)	1,397,805	N/A	N/A	0.85%	N/A	N/A
Russell Global Opportunistic Credit Fund	17,600,386	14,230,320	8,523,164	1.00%	1.00%	1.00%
Russell Strategic Bond Fund	34,224,486	37,416,731	40,683,917	0.50%	0.50%	0.50%

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2015	2014	2013	2015	2014	2013
Russell Investment Grade Bond Fund	3,552,520	4,149,076	4,925,125	0.25%	0.25%	0.25%
Russell Short Duration Bond Fund	4,756,687	5,541,780	5,982,353	0.45%	0.45%	0.45%
Russell Tax Exempt High Yield Bond Fund(1)	450,878	N/A	N/A	0.50%	N/A	N/A
Russell Tax Exempt Bond Fund	4,016,705	3,152,096	2,384,920	0.30%	0.30%	0.30%
Russell Commodity Strategies Fund(2)	11,823,982	14,615,173	15,714,778	1.25%	1.25%	1.25%
Russell Global Infrastructure Fund	19,669,428	20,416,366	12,818,993	1.25%	1.25%	1.25%
Russell Global Real Estate Securities Fund	13,610,324	14,025,485	13,862,876	0.80%	0.80%	0.80%
Russell Multi-Strategy Alternative Fund(2)	10,609,646	14,589,425	12,556,485	1.50%	1.50%	1.50%
Russell Multi-Strategy Income Fund(3)	1,028,553	N/A	N/A	0.75%	N/A	N/A
Russell Strategic Call Overwriting Fund	700,756	678,036	597,051	0.80%	0.80%	0.80%
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Does not reflect consolidation of Fund’s Subsidiary.
(3)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
RIMCo has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
Current Waivers:
For the Russell U.S. Strategic Equity Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.59% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.70% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.80% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.98% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell Tax-Managed International Equity Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.85% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.89% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Russell Global Opportunistic Credit Fund, RIMCo has entered into a contractual fee waiver agreement until February 28, 2017, that results in an effective advisory fee not to exceed 0.676%. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell Strategic Bond Fund, RIMCo has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.466%. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell Short Duration Bond Fund, RIMCo has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.368%. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell Tax Exempt High Yield Bond Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.50% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell Commodity Strategies Fund, RIMCo has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.8025%. This waiver may not be terminated during the relevant period except with Board approval.
The Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Russell Commodity Strategies Fund (the “Commodity Strategies Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIMCo an advisory fee at the annual rate of 1.25% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RIMCo has agreed to permanently waive all or a portion of the advisory fees paid by the Russell Commodity Strategies Fund to RIMCo in the amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fees received by RIMCo, if any. This waiver may not be terminated by RIMCo.
For the Russell Global Infrastructure Fund, RIMCo has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.90%. This waiver may not be terminated during the relevant period except with Board approval.
The Russell Cayman Multi-Strategy Alternative Fund Ltd., a wholly-owned subsidiary of the Russell Multi-Strategy Alternative Fund (the “Multi-Strategy Alternative Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIMCo an advisory fee at the annual rate of 1.50% of the Multi-Strategy Alternative Subsidiary’s net assets (the “Multi-Strategy Alternative Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the Russell Multi-Strategy Alternative Fund, RIMCo has agreed to permanently waive all or a portion of the advisory fees paid by the Russell Multi-Strategy Alternative Fund to RIMCo in the amount equal to the amount of the Multi-Strategy Alternative Subsidiary Advisory Fees received by RIMCo, if any. This waiver may not be terminated by RIMCo.
For the Russell Multi-Strategy Income Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.65% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell Strategic Call Overwriting Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.80% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Past Waivers:
For the Russell U.S. Dynamic Equity Fund, RIMCo contractually agreed to waive from January 1, 2008 through February 28, 2014 up to the full amount of its 0.80% advisory fees and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest payments on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2013 and 2014 was $0 and $0, respectively. There were no reimbursements for the periods ended October 31, 2013 and 2014. As a result of the waiver, the Fund paid advisory fees of $5,491,819 and $5,797,535 for the fiscal years ended October 31, 2013 and 2014, respectively.
For the Russell U.S. Strategic Equity Fund, RIMCo contractually agreed, from August 6, 2012 until February 29, 2016, to waive, up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2013, 2014 and 2015 was $4,316,101, $7,664,947 and $9,536,716, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $15,384,355, $17,640,299 and $20,207,290 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell U.S. Large Cap Equity Fund, RIMCo contractually agreed, from January 15, 2012 until February 29, 2016, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2013, 2014 and 2015 was $502,460, $559,659 and $598,906, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $1,643,164, $2,192,015 and $2,486,915 respectively for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell U.S. Mid Cap Equity Fund, RIMCo contractually agreed, from January 15, 2012 until February 29, 2016, to waive, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2013, 2014 and 2015 was $340,473, $374,604 and $373,361. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $877,841, $1,101,363 and $1,324,042 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell Tax-Managed U.S. Mid & Small Cap Fund, from January 1, 2008 through February 29, 2016, RIMCo contractually agreed to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $26,327, $65,234 and $73,035 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $2,011,360, $2,728,209 and $3,390,325 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell Tax-Managed International Equity Fund, RIMCo has contractually agreed, from June 2, 2015 until February 28, 2017, to waive up to the full amount of its 0.85% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.89% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $283,441. There were no reimbursements for the period ended October 31, 2015. As a result of the waiver, the Fund paid advisory fees of $1,114,364 for the fiscal year ended October 31, 2015.

For the Russell Global Opportunistic Credit Fund, RIMCo contractually agreed, until December 31, 2013, to waive 0.27% of its 1.00% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, 0.28% of its 1.00% advisory fee for the Fund, and from March 1, 2015 until February 29, 2016, 0.324% of its 1.00% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2013, 2014 and 2015 was $2,386,486, $3,984,490 and $5,477,123, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $6,136,678, $10,245,830 and $12,123,263 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell Strategic Bond Fund, from March 1, 2015 until February 29, 2016, RIMCo contractually agreed to waive 0.034% of its 0.50% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval. RIMCo waived fees in the amount of $1,507,274 for the fiscal year ended October 31, 2015. There were no reimbursements for the period ended October 31, 2015. As a result of the waiver, the Fund paid advisory fees of $32,717,212 for the fiscal year ended October 31, 2015.
For the Russell Short Duration Bond Fund, from October 1, 2010 until February 28, 2015, RIMCo contractually agreed to waive 0.05% of its 0.45% advisory fee for the Fund, and from March 1, 2015 until February 29, 2016, 0.082% of its 0.45% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2013, 2014 and 2015 were $664,706, $615,753 and $744,716, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $5,317,647, $4,926,027 and $4,011,971 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell Tax Exempt High Yield Bond Fund, RIMCo has contractually agreed, from June 2, 2015 until February 28, 2017, to waive up to the full amount of its 0.50% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $266,510. There were no reimbursements for the period ended October 31, 2015. As a result of the waiver, the Fund paid advisory fees of $184,368 for the fiscal year ended October 31, 2015.
For the Russell Commodity Strategies Fund, RIMCo contractually agreed, until December 31, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, 0.27% of its 1.25% advisory fee for the Fund, and from March 1, 2015 until February 29, 2016, 0.30% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) pays RIMCo an advisory fee at the annual rate of 1.25% of its net assets (the “Commodity Strategies Subsidiary Advisory Fee”). RIMCo contractually agreed to waive all or a portion of the advisory fees paid by the Russell Commodity Strategies Fund to RIMCo in an amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fee received by RIMCo, if any. RIMCo waived advisory fees in the amount of $6,401,016, $6,411,067 and $5,540,863 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Russell Commodity Strategies Fund paid advisory fees of $9,313,762, $8,204,106 and $6,283,119 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
For the Russell Global Infrastructure Fund, RIMCo contractually agreed, until December 31, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, to waive 0.31% of its 1.25% advisory fee for the Fund, and from March 1, 2015 until February 29, 2016, 0.33% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2013, 2014 and 2015 was $3,238,726, $5,211,529 and $5,192,729, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Fund paid advisory fees of $9,580,267, $15,204,837 and $14,476,699 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
The Russell Cayman Multi-Strategy Alternative Fund Ltd. (the “Multi-Strategy Alternative Subsidiary”) pays RIMCo an advisory fee at the annual rate of 1.50% of its net assets (the “Multi-Strategy Alternative Subsidiary Advisory Fee”). RIMCo contractually agreed to waive all or a portion of the advisory fees paid by the Russell Multi-Strategy Alternative Fund to RIMCo in an amount equal to the amount of the Multi-Strategy Alternative Subsidiary Advisory Fee received by RIMCo, if any. RIMCo waived advisory fees in the amount of $637,869, $498,916 and $336,176 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Russell Multi-Strategy Alternative Fund paid advisory fees of $11,918,616, $14,090,509 and $10,273,470 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.

For the Russell Multi-Strategy Income Fund, RIMCo has contractually agreed, from May 4, 2015 until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.65% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $492,335. There were no reimbursements for the period ended October 31, 2015. As a result of the waiver, the Fund paid advisory fees of $536,218 for the fiscal year ended October 31, 2015.
For the Russell Strategic Call Overwriting Fund, RIMCo contractually agreed, from August 15, 2012 until February 29, 2016, to waive, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2013, 2014 and 2015 was $360,344, $187,450 and $193,138, respectively. The total amount of reimbursements for the periods ended October 31, 2013, 2014 and 2015 was $0, $0 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $236,708, $490,586 and $507,618 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the advisory fees retained by RIMCo net of fees paid to the money managers but does not reflect RIMCo advisory fee waivers and expense reimbursements:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2015	2014	2013	2015	2014	2013
Russell U.S. Core Equity Fund	$ 4,797,394	$ 7,306,150	$ 8,074,903	0.38%	0.37%	0.37%
Russell U.S. Defensive Equity Fund	4,234,952	4,920,517	4,533,914	0.38%	0.37%	0.37%
Russell U.S. Dynamic Equity Fund	3,874,610	4,190,010	4,055,625	0.59%	0.58%	0.59%
Russell U.S. Strategic Equity Fund	22,899,521	19,212,283	15,034,324	0.58%	0.57%	0.57%
Russell U.S. Large Cap Equity Fund	2,225,888	1,992,288	1,554,872	0.50%	0.51%	0.51%
Russell U.S. Mid Cap Equity Fund	1,034,997	877,179	700,722	0.49%	0.48%	0.46%
Russell U.S. Small Cap Equity Fund	7,801,438	6,908,997	4,683,229	0.34%	0.32%	0.30%
Russell International Developed Markets Fund	15,817,848	20,089,086	20,701,573	0.46%	0.45%	0.45%
Russell Global Equity Fund	20,381,912	22,006,600	19,567,446	0.65%	0.66%	0.66%
Russell Emerging Markets Fund	19,883,709	20,530,596	14,883,979	0.73%	0.75%	0.75%
Russell Tax-Managed U.S. Large Cap Fund	7,558,051	5,323,641	3,027,647	0.53%	0.51%	0.46%
Russell Tax-Managed U.S. Mid & Small Cap Fund	2,642,117	1,973,125	1,373,722	0.75%	0.69%	0.66%
Russell Tax-Managed International Equity Fund(1)	1,057,557	N/A	N/A	0.65%	N/A	N/A
Russell Global Opportunistic Credit Fund	11,602,474	9,043,507	5,217,585	0.66%	0.64%	0.61%
Russell Strategic Bond Fund	29,019,074	30,953,456	33,483,294	0.42%	0.41%	0.41%
Russell Investment Grade Bond Fund	2,573,172	2,998,290	3,521,661	0.18%	0.18%	0.18%
Russell Short Duration Bond Fund	4,003,524	4,469,564	4,812,993	0.38%	0.36%	0.36%
Russell Tax Exempt High Yield Bond Fund(1)	236,411	N/A	N/A	0.26%	N/A	N/A
Russell Tax Exempt Bond Fund	2,240,456	1,731,569	1,299,257	0.17%	0.16%	0.16%
Russell Commodity Strategies Fund(2)	9,958,840	12,101,403	12,683,798	1.05%	1.04%	1.01%
Russell Global Infrastructure Fund	15,181,374	15,975,267	10,088,395	0.96%	0.98%	0.98%
Russell Global Real Estate Securities Fund	9,839,000	10,031,433	9,224,528	0.58%	0.57%	0.53%
Russell Multi-Strategy Alternative Fund(2)	3,169,827	4,508,717	4,675,768	0.45%	0.46%	0.56%
Russell Multi-Strategy Income Fund(3)	611,066	N/A	N/A	0.68%	N/A	N/A
Russell Strategic Call Overwriting Fund	700,756	678,036	597,051	0.80%	0.80%	0.80%
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Does not reflect consolidation of Fund’s Subsidiary.
(3)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.

ADMINISTRATOR.
RFSC, with the assistance of RIMCo and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RFSC, like Russell Financial Services, Inc. (the Funds' distributor), is a wholly-owned subsidiary of RIMCo (the Funds' adviser).
Each of the Funds pay an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RFSC. RFSC charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo. RIMCo charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIMCo pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RFSC. RIMCo retains the balance of the management fee.
The Funds paid RFSC the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2015, 2014 and 2013, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2015	2014	2013	2015	2014	2013
Russell U.S. Core Equity Fund	$ 603,629	$ 930,574	$1,047,598	0.05%	0.05%	0.05%
Russell U.S. Defensive Equity Fund	530,263	628,342	586,320	0.05%	0.05%	0.05%
Russell U.S. Dynamic Equity Fund	310,779	345,095	330,051	0.05%	0.05%	0.05%
Russell U.S. Strategic Equity Fund	1,889,476	1,606,655	1,262,638	0.05%	0.05%	0.05%
Russell U.S. Large Cap Equity Fund	210,004	187,183	147,341	0.05%	0.05%	0.05%
Russell U.S. Mid Cap Equity Fund	101,087	87,857	73,208	0.05%	0.05%	0.05%
Russell U.S. Small Cap Equity Fund	1,102,330	1,017,466	741,226	0.05%	0.05%	0.05%
Russell International Developed Markets Fund	1,644,896	2,127,992	2,214,472	0.05%	0.05%	0.05%
Russell Global Equity Fund	1,490,399	1,599,125	1,423,460	0.05%	0.05%	0.05%
Russell Emerging Markets Fund	1,296,122	1,310,790	956,068	0.05%	0.05%	0.05%
Russell Tax-Managed U.S. Large Cap Fund	679,070	494,333	316,250	0.05%	0.05%	0.05%
Russell Tax-Managed U.S. Mid & Small Cap Fund	168,386	135,732	99,943	0.05%	0.05%	0.05%
Russell Tax-Managed International Equity Fund(1)	78,497	N/A	N/A	0.05%	N/A	N/A
Russell Global Opportunistic Credit Fund	838,568	677,498	409,773	0.05%	0.05%	0.05%
Russell Strategic Bond Fund	3,260,596	3,564,230	3,912,333	0.05%	0.05%	0.05%
Russell Investment Grade Bond Fund	676,852	790,483	947,266	0.05%	0.05%	0.05%
Russell Short Duration Bond Fund	503,430	586,562	639,194	0.05%	0.05%	0.05%
Russell Tax Exempt High Yield Bond Fund(1)	43,239	N/A	N/A	0.05%	N/A	N/A
Russell Tax Exempt Bond Fund	637,868	500,270	382,181	0.05%	0.05%	0.05%
Russell Commodity Strategies Fund(2)	450,530	556,874	604,488	0.05%	0.05%	0.05%
Russell Global Infrastructure Fund	749,514	777,656	492,977	0.05%	0.05%	0.05%
Russell Global Real Estate Securities Fund	810,368	834,879	833,133	0.05%	0.05%	0.05%
Russell Multi-Strategy Alternative Fund(2)	336,833	463,194	402,433	0.05%	0.05%	0.05%
Russell Multi-Strategy Income Fund(3)	65,527	N/A	N/A	0.05%	N/A	N/A
Russell Strategic Call Overwriting Fund	41,726	40,365	35,879	0.05%	0.05%	0.05%
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Does not reflect consolidation of Fund’s Subsidiary.
(3)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
RFSC has contractually agreed to waive and/or reimburse all or a portion of its administrative fees for certain Funds. These arrangements are not part of the Administrative Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Current Waivers:
The Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Russell Commodity Strategies Fund (the “Commodity Strategies Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RFSC an administrative fee at the annual rate of 0.05% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RFSC has agreed to permanently waive all or a portion of the administrative fees paid by the Russell Commodity Strategies Fund to RFSC in the amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fees received by RFSC, if any. This waiver may not be terminated by RFSC.
The Russell Cayman Multi-Strategy Alternative Fund Ltd., a wholly-owned subsidiary of the Russell Multi-Strategy Alternative Fund (the “Multi-Strategy Alternative Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RFSC an administrative fee at the annual rate of 0.05% of the Multi-Strategy Alternative Subsidiary’s net assets (the “Multi-Strategy Alternative Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the Russell Multi-Strategy Alternative Fund, RFSC has agreed to permanently waive all or a portion of the administrative fees paid by the Russell Multi-Strategy Alternative Fund to RFSC, in the amount equal to the amount of the Multi-Strategy Alternative Subsidiary Administrative Fees received by RFSC, if any. This waiver may not be terminated by RFSC.
Past Waivers:
The Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) pays RFSC an administrative fee at the annual rate of 0.05% of its net assets (the “Commodity Strategies Subsidiary Administrative Fee”). RFSC contractually agreed to waive all or a portion of the administrative fees paid by the Russell Commodity Strategies Fund to RFSC in an amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fee received by RFSC, if any. RFSC waived administrative fees in the amount of $120,265, $108,985 and $82,584 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Russell Commodity Strategies Fund paid administrative fees of $484,223, $447,889 and $367,946 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
The Russell Cayman Multi-Strategy Alternative Fund Ltd. (the “Multi-Strategy Alternative Subsidiary”) pays RFSC an administrative fee at the annual rate of 0.05% of its net assets (the “Multi-Strategy Alternative Subsidiary Administrative Fee”). RFSC contractually agreed to waive all or a portion of the administrative fees paid by the Russell Multi-Strategy Alternative Fund to RFSC in an amount equal to the amount of the Multi-Strategy Alternative Subsidiary Administrative Fee received by RFSC, if any. RFSC waived administrative fees in the amount of $21,262, $16,631 and $11,207 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively. There were no reimbursements for the periods ended October 31, 2013, 2014 and 2015. As a result of the waiver, the Russell Multi-Strategy Alternative Fund paid administrative fees of $381,171, $446,563 and $325,626 for the fiscal years ended October 31, 2013, 2014 and 2015, respectively.
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES OF RUSSELL COMMODITY STRATEGIES AND RUSSELL MULTI-STRATEGY ALTERNATIVE FUNDS.
The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds intend to gain exposure to commodity markets by investing up to 25% of their total assets in the Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd., respectively (each, a “Subsidiary”).
Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. Each Subsidiary’s affairs are overseen by a board consisting of three directors.
Each Subsidiary has entered into separate contracts with RIMCo and RFSC whereby RIMCo and RFSC provide investment advisory and administrative services, respectively, to the Subsidiary. In addition, RIMCo has entered into money manager agreements with certain of the Funds’ money managers to manage the portion of a Subsidiary’s assets assigned to them. Neither RIMCo, RFSC nor the money managers receive separate compensation from a Subsidiary for providing it with investment advisory or administrative services. However, each Fund pays RIMCo and RFSC based on the Fund’s assets, including the assets invested in its respective Subsidiary. Each Subsidiary has also entered into a separate contract for the provision of custody services with the same or with an affiliate of the same service provider that provides those services to the Funds. The Funds are the sole shareholder of their respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. As a result, RIMCo and the money managers, in managing each Subsidiary, are subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, industry concentration, brokerage, and the timing and method of the valuation of a Subsidiary’s portfolio investments and shares. These policies and restrictions are described elsewhere in detail in this SAI. The Funds’ CCO oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Funds’ Board of Trustees regarding each Subsidiary’s compliance with its policies and procedures. The Funds and their respective Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Funds.
Please refer to the section in this SAI titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Funds’ investment in their respective Subsidiary.
PORTFOLIO MANAGERS.
The RIMCo Managers (RIMCo’s employees who manage the RIC Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the RIC Funds ) are compensated by RIMCo with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIMCo Managers are responsible for aiding in client retention and assistance in RIMCo assets under management growth.
Annual incentive awards for the RIMCo Managers of the RIC Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process. RIMCo Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
•	Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIMCo Manager does not choose the peer group.  With the exception of the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed International Equity Fund and Russell Multi-Strategy Income Fund, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund. For the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed International Equity Fund and Russell Multi-Strategy Income Fund, the peer group is selected by senior management as described below.

Each Fund, (except the Russell Commodity Strategies Fund, Russell Global Real Estate Securities Fund, Russell Global Infrastructure Fund, Russell Strategic Call Overwriting Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed International Equity Fund and Russell Multi-Strategy Income Fund)	Performance is generally equally assessed relative to the Fund’s primary or secondary index benchmark and relevant peer group.
Russell Commodity Strategies Fund and Russell Global Real Estate Securities Fund	Performance is generally assessed 75% relative to the Fund’s index benchmark and 25% relative to the Fund’s relevant peer group.
Russell Global Infrastructure Fund and Russell Strategic Call Overwriting Fund	Performance is generally assessed relative to the Fund’s index benchmark.
Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund and Russell Tax-Managed International Equity Fund	Performance is generally assessed 75% relative to a peer passive investment alternative and 25% relative to the average after-tax return of the Fund’s relevant peer group.
The peer passive investment alternative is the average return less average passive tax drag of a group of passively managed mutual funds and exchange-traded funds selected by senior management.
Russell Multi-Strategy Income Fund	Performance is generally assessed relative to funds that utilize similar investment strategies as the Fund as selected by senior management (a “Custom Peer Group”).
Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”) or Managing Director (“MD”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO or MD at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIMCo Manager’s evaluation.
The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Russell U.S. Core Equity Fund	Russell 1000® Index
Morningstar Large Blend
Russell U.S. Defensive Equity Fund	Russell 1000® Defensive Index
Morningstar Large Blend
Russell U.S. Dynamic Equity Fund	Russell 1000® Dynamic Index
Morningstar Large Blend
Russell U.S. Strategic Equity Fund	Russell 1000® Index
Morningstar Large Blend
Russell U.S. Large Cap Equity Fund	S&P 500® Index
Morningstar Large Blend
Russell U.S. Mid Cap Equity Fund	Russell Midcap® Index
Morningstar Mid-Cap Blend
Russell U.S. Small Cap Equity Fund	Russell 2000® Index
Morningstar Small Blend
Russell International Developed Markets Fund	Russell Developed ex-US Large Cap Index (net)
Morningstar Foreign Large Blend

Russell Global Equity Fund	Russell Developed Large Cap Index (net)
Morningstar World Stock
Russell Emerging Markets Fund	Russell Emerging Markets Index (net)
Morningstar Diversified Emerging Mkts
Russell Tax-Managed U.S. Large Cap Fund	Peer Passive Investment Alternative
Morningstar Large Blend (after-tax return)
Russell Tax-Managed U.S. Mid & Small Cap Fund	Peer Passive Investment Alternative
Morningstar Small Blend (after-tax return)
Russell Tax-Managed International Equity Fund	Peer Passive Investment Alternative
Blend of 80% Morningstar Foreign Large Blend and 20% Diversified Emerging Markets (after-tax return)
Russell Global Opportunistic Credit Fund	60% BofAML Global High Yield™/40% JP Morgan Emerging Markets Bond Index Global Diversified™
Morningstar Multisector Bond
Russell Strategic Bond Fund	Barclays U.S. Aggregate Bond Index
Morningstar Intermediate-Term Bond
Russell Investment Grade Bond Fund	Barclays U.S. Aggregate Bond Index
Morningstar Intermediate-Term Bond
Russell Short Duration Bond Fund	BofAML 1-3 Yr U.S. Treasuries Index
Morningstar Short-Term Bond
Russell Tax Exempt High Yield Bond Fund	40% Barclays Municipal Bond Index/60% Barclays
High Yield Municipal Bond Index
Morningstar High Yield Muni
Russell Tax Exempt Bond Fund	Barclays Municipal Bond 1-15 Yr Blend (1-17) Index
Morningstar Muni National Interm
Russell Global Real Estate Securities Fund	FTSE EPRA/NAREIT Developed Real Estate Index (net)
Morningstar Global Real Estate
Russell Commodity Strategies Fund	Bloomberg Commodity Index Total Return (formerly, the Dow Jones UBS Commodity Index Total Return)
Morningstar Commodities Broad Basket
Russell Global Infrastructure Fund	S&P Global Infrastructure Index
Russell Multi-Strategy Alternative Fund	Barclays U.S. 1-3 Month Treasury Bill Index
Morningstar Multialternative
Russell Multi-Strategy Income Fund	Custom Peer Group
Russell Strategic Call Overwriting Fund	CBOE S&P 500 BuyWrite Index
RIMCo Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIMCo asset class CIOs or MDs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ or MDs' recommendations have been reviewed by the Global Chief Investment Officer.

For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell’s profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.
The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell Investments’ financial performance. Awards under the long term incentive plan are based on expected future contribution to the success of Russell Investments. A long term incentive plan award could be part of a RIMCo Manager’s annual incentive award, which is discretionary. A long term incentive plan award is paid according to a three year vesting schedule from date of grant.
RIMCo Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.

Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended October 31, 2015
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
Lance Babbit	None	Russell Multi-Strategy Alternative Fund
Adam Babson	None	Russell Global Infrastructure Fund
Rob Balkema	$10,001-$50,000	Russell Multi-Strategy Income Fund
Keith Brakebill	$10,001-$50,000	Russell Investment Grade Bond Fund
	$50,001-$100,000	Russell Global Opportunistic Credit Fund
	$10,001-$50,000	Russell Strategic Bond Fund
Jon Eggins	$10,001-$50,000	Russell U.S. Small Cap Equity Fund
	$10,001-$50,000	Russell Tax-Managed U.S. Mid & Small Cap Fund
	$10,001-$50,000	Russell U.S. Mid Cap Equity Fund
	$10,001-$50,000	Russell Global Equity Fund
	$10,001-$50,000	Russell International Developed Markets Fund
	$10,001-$50,000	Russell Tax-Managed International Equity Fund
Bruce A. Eidelson	$50,001-$100,000	Russell Global Real Estate Securities Fund
Gerard Fitzpatrick	None	Russell Strategic Bond Fund
Gustavo Galindo	None	Russell Emerging Markets Fund
David L. Hintz	None	Russell U.S. Dynamic Equity Fund
	$1-$10,000	Russell U.S. Strategic Equity Fund
	None	Russell U.S. Core Equity Fund
	None	Russell U.S. Large Cap Equity Fund
	$1-$10,000	Russell Tax-Managed U.S. Large Cap Fund
	None	Russell U.S. Defensive Equity Fund
Richard F. Johnson, Jr.	None	Russell U.S. Defensive Equity Fund
Lee Kayser	$1-$10,000	Russell Commodity Strategies Fund
Kevin Lo	None	Russell Short Duration Bond Fund
	None	Russell Tax Exempt Bond Fund
	None	Russell Tax Exempt High Yield Bond Fund
Scott A. Maidel	$10,001-$50,000	Russell Strategic Call Overwriting Fund
Brian Meath	None	Russell Multi-Strategy Income Fund
David Pedack	None	Russell Strategic Call Overwriting Fund
Megan Roach	None	Russell U.S. Small Cap Equity Fund
	None	Russell Tax-Managed U.S. Mid & Small Cap Fund
	None	Russell U.S. Mid Cap Equity Fund
Rafael Zayas	None	Russell Strategic Call Overwriting Fund

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize RIMCo’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection.  It includes the hiring, termination and retention of money managers. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the asset class CIOs or MDs who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIMCo Managers must allocate the same manager differently across their funds, both the asset class CIO or MD and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of October 31, 2015
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Lance Babbit	--	--	1	$ 305.6	3	$ 529.0	$ 834.6
Adam Babson	--	--	5	1,512.0	--	--	1,512.0
Rob Balkema	9	7,441.3	7	3,797.4	--	--	11,238.7
Keith Brakebill	1	862.4	8	6,012.3	--	--	6,874.7
Jon Eggins	2	1,109.0	4	1,087.8	1	1,172.6	3,369.4
Bruce A. Eidelson	1	805.4	5	2,227.2	--	--	3,032.6
Gerard Fitzpatrick	--	--	8	6,810.5	--	--	6,810.5
Gustavo Galindo	--	--	6	2,434.6	1	55.6	2,490.2
David L. Hintz	2	1,354.4	7	4,734.7	1	708.5	6,797.6
					1*	708.5	708.5
Richard F. Johnson, Jr.	--	--	5	3,747.7	2	241.0	3,988.7
Lee Kayser	--	--	3	396.1	--	--	396.1
Kevin Lo	--	--	10	7,492.3	2	833.2	8,325.5
Scott A. Maidel	--	--	1	295.8	--	--	295.8
Brian Meath	9	7,441.3	7	3,797.4	--	--	11,238.7
David Pedack	--	--	--	--	--	--	--
Megan Roach	1	231.4	4	2.090.7	1	1.1	2,323.2
Rafael Zayas	--	--	--	--	--	--	--
* These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.
MONEY MANAGERS.
The Funds’ money managers are not affiliates of RIC or RIMCo, other than as discretionary or non-discretionary managers for a portion of a Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by RIMCo or its affiliates, other consulting clients of RIMCo, other offshore vehicles and/or for accounts which have no business relationship with RIMCo or its affiliates.
From its advisory fees received from the Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIMCo. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIMCo periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds’ fiscal years ended October 31, 2015, 2014 and 2013, fees paid to the money managers of the Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2015	2014	2013	2015	2014	2013
Russell U.S. Core Equity Fund	$ 2,175,232	$ 3,439,509	$ 3,908,431	0.17%	0.18%	0.18%
Russell U.S. Defensive Equity Fund	1,888,067	2,335,884	2,172,978	0.17%	0.18%	0.18%
Russell U.S. Dynamic Equity Fund	1,345,275	1,607,525	1,436,194	0.21%	0.22%	0.21%
Russell U.S. Strategic Equity Fund	6,844,485	6,092,961	4,666,132	0.17%	0.18%	0.18%
Russell U.S. Large Cap Equity Fund	859,933	759,386	590,752	0.20%	0.19%	0.19%
Russell U.S. Mid Cap Equity Fund	662,406	598,787	517,592	0.31%	0.32%	0.34%
Russell U.S. Small Cap Equity Fund	8,397,953	8,050,135	6,109,682	0.36%	0.38%	0.40%
Russell International Developed Markets Fund	8,361,205	11,184,648	11,542,570	0.24%	0.25%	0.25%
Russell Global Equity Fund	9,343,738	9,893,542	8,561,342	0.30%	0.29%	0.29%
Russell Emerging Markets Fund	11,412,477	11,130,972	7,985,635	0.42%	0.40%	0.40%
Russell Tax-Managed U.S. Large Cap Fund	2,417,661	1,944,421	1,578,123	0.17%	0.19%	0.24%
Russell Tax-Managed U.S. Mid & Small Cap Fund	821,244	820,318	663,965	0.23%	0.29%	0.32%
Russell Tax-Managed International Equity Fund(1)	340,249	N/A	N/A	0.09%	N/A	N/A
Russell Global Opportunistic Credit Fund	5,997,912	5,186,813	3,305,579	0.34%	0.36%	0.39%
Russell Strategic Bond Fund	5,205,412	6,463,275	7,200,623	0.08%	0.09%	0.09%
Russell Investment Grade Bond Fund	979,349	1,150,786	1,403,464	0.07%	0.07%	0.07%
Russell Short Duration Bond Fund	753,163	1,072,216	1,169,360	0.07%	0.09%	0.09%
Russell Tax Exempt High Yield Bond Fund(1)	214,467	N/A	N/A	0.10%	N/A	N/A
Russell Tax Exempt Bond Fund	1,776,249	1,420,527	1,085,663	0.13%	0.14%	0.14%
Russell Commodity Strategies Fund(2)	1,865,142	2,513,769	3,030,980	0.21%	0.21%	0.24%
Russell Global Infrastructure Fund	4,488,054	4,441,099	2,730,598	0.29%	0.27%	0.27%
Russell Global Real Estate Securities Fund	3,771,324	3,994,052	4,638,348	0.22%	0.23%	0.27%
Russell Multi-Strategy Alternative Fund(2)	7,439,818	10,080,708	7,880,717	1.05%	1.04%	0.94%
Russell Multi-Strategy Income Fund(3)	417,487	N/A	N/A	0.15%	N/A	N/A
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Does not reflect consolidation of Fund’s Subsidiary.
(3)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC.  The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents.  The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
RFSC has contractually agreed to waive, through February 28, 2017, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
Russell U.S. Core Equity Fund – Class R6	0.02%
Russell U.S. Defensive Equity Fund – Class R6	0.02%
Russell U.S. Dynamic Equity Fund – Class R6	0.02%
Russell U.S. Strategic Equity Fund – Class A, C, E, R6 & S	0.02%
Russell U.S. Large Cap Equity Fund – Class R6	0.02%
Russell U.S. Mid Cap Equity Fund – Class R6	0.02%
Russell U.S. Small Cap Equity Fund – Class R6	0.02%
Russell International Developed Markets Fund - Class R6	0.02%
Russell Global Equity Fund - Class R6	0.02%
Russell Emerging Markets Fund - Class R6	0.02%
Russell Tax-Managed U.S. Mid & Small Cap Fund – Class A	0.02%
Russell Tax-Managed U.S. Mid & Small Cap Fund – Class C, E & S	0.05%
Russell Global Opportunistic Credit Fund – Class A, C, E & S	0.12%
Russell Global Opportunistic Credit Fund – Class R6	0.02%
Russell Strategic Bond Fund – Class A, C, E & S	0.04%
Russell Strategic Bond Fund – Class R6	0.02%
Russell Investment Grade Bond Fund – Class R6	0.02%
Russell Short Duration Bond Fund – Class A, C, E & S	0.12%
Russell Short Duration Bond Fund – Class R6	0.02%
Russell Tax Exempt Bond Fund – Class A	0.02%
Russell Tax Exempt Bond Fund – Class C, E & S	0.06%
Russell Commodity Strategies Fund - Class A, C, E & S	0.01%
Russell Commodity Strategies Fund - Class R6	0.02%
Russell Global Infrastructure Fund – Class A, C, E, R6 & S	0.02%
Russell Global Real Estate Securities Fund – Class R6	0.02%
Russell Multi-Strategy Alternative Fund – Class R6	0.02%
Russell Multi-Strategy Income Fund – Class R6	0.02%
Russell Strategic Call Overwriting Fund - Class R6	0.02%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
RIC, RIMCo, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each  Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.

For each Multiple Class Fund offering Class A or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2015, 2014 and 2013 (these amounts were for compensation to dealers):
	10/31/15	10/31/14	10/31/13
Russell U.S. Core Equity Fund	$399,858	$413,264	$392,358
Russell U.S. Defensive Equity Fund	369,187	373,434	339,800
Russell U.S. Dynamic Equity Fund	85,179	82,526	44,804
Russell U.S. Strategic Equity Fund	156,630	104,744	50,920
Russell U.S. Large Cap Equity Fund	11,585	9,181	4,400
Russell U.S. Mid Cap Equity Fund	18,224	10,702	3,756
Russell U.S. Small Cap Equity Fund	237,231	250,246	211,842
Russell International Developed Markets Fund	266,562	310,400	311,572
Russell Global Equity Fund	108,002	109,443	99,452
Russell Emerging Markets Fund	184,071	216,713	226,410
Russell Tax-Managed U.S. Large Cap Fund	165,646	130,786	94,463
Russell Tax-Managed U.S. Mid & Small Cap Fund	90,146	88,514	68,311
Russell Tax-Managed International Equity Fund(1)	1,909	N/A	N/A
Russell Global Opportunistic Credit Fund	82,625	96,702	87,124
Russell Strategic Bond Fund	505,622	554,741	730,235
Russell Investment Grade Bond Fund	146,376	170,979	239,673

	10/31/15	10/31/14	10/31/13
Russell Short Duration Bond Fund	506,702	735,991	1,017,850
Russell Tax Exempt High Yield Bond Fund(1)	739	N/A	N/A
Russell Tax Exempt Bond Fund	206,406	202,309	241,227
Russell Commodity Strategies Fund	47,821	78,124	95,801
Russell Global Infrastructure Fund	66,524	56,733	39,400
Russell Global Real Estate Securities Fund	301,276	311,602	341,209
Russell Multi-Strategy Alternative Fund	48,873	63,897	33,585
Russell Multi-Strategy Income Fund(2)	5,403	N/A	N/A
Russell Strategic Call Overwriting Fund(3)	N/A	N/A	N/A
(1)	Class C Shares of the Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Class C Shares of the Russell Multi-Strategy Income Fund commenced operation on May 4, 2015.
(3)	No Class C Shares of the Russell Strategic Call Overwriting Fund were issued during the fiscal years presented above.
Under the Distribution Plan, the following Multiple Class Funds' Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2015, 2014 and 2013 (these amounts were for compensation to dealers):
Fund	10/31/15	10/31/14	10/31/13
Russell U.S. Core Equity Fund	$ 89,331	$ 86,194	$ 75,855
Russell U.S. Defensive Equity Fund	62,701	65,703	56,908
Russell U.S. Dynamic Equity Fund	5,683	3,862	1,004
Russell U.S. Strategic Equity Fund	15,639	10,341	3,756
Russell U.S. Large Cap Equity Fund	20,135	14,481	5,961
Russell U.S. Mid Cap Equity Fund	12,575	9,307	4,255
Russell U.S. Small Cap Equity Fund	63,355	61,015	43,429
Russell International Developed Markets Fund	75,714	74,321	63,088
Russell Global Equity Fund	33,749	31,247	25,609
Russell Emerging Markets Fund	49,669	55,255	52,807
Russell Tax-Managed U.S. Large Cap Fund	53,588	37,245	23,166
Russell Tax-Managed U.S. Mid & Small Cap Fund	21,016	12,143	6,012
Russell Tax-Managed International Equity Fund(1)	607	N/A	N/A
Russell Global Opportunistic Credit Fund	13,427	18,272	25,290
Russell Strategic Bond Fund	143,318	159,200	217,122
Russell Investment Grade Bond Fund	21,707	20,875	30,646
Russell Short Duration Bond Fund	72,659	78,042	97,924
Russell Tax Exempt High Yield Bond Fund(1)	1,199	N/A	N/A
Russell Tax Exempt Bond Fund	45,949	39,177	43,515
Russell Commodity Strategies Fund	22,764	45,024	50,611
Russell Global Infrastructure Fund	23,175	21,319	15,459
Russell Global Real Estate Securities Fund	75,623	71,880	74,388
Russell Multi-Strategy Alternative Fund	5,877	7,703	5,907
Russell Multi-Strategy Income Fund(2)	2,065	N/A	N/A
Russell Strategic Call Overwriting Fund(3)	N/A	N/A	N/A
(1)	Class A Shares of the Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Class A Shares of the Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
(3)	No Class A Shares of the Russell Strategic Call Overwriting Fund were issued during the fiscal years presented above.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2015:
Fund	Class C	Class E
Russell U.S. Core Equity Fund	$133,286	$ 24,691
Russell U.S. Defensive Equity Fund	123,062	20,812
Russell U.S. Dynamic Equity Fund	28,393	4,108
Russell U.S. Strategic Equity Fund	52,210	262,087
Russell U.S. Large Cap Equity Fund	3,862	N/A
Russell U.S. Mid Cap Equity Fund	6,075	N/A
Russell U.S. Small Cap Equity Fund	79,077	97,457
Russell International Developed Markets Fund	88,854	195,893
Russell Global Equity Fund	36,001	128,483
Russell Emerging Markets Fund	61,357	114,377
Russell Tax-Managed U.S. Large Cap Fund	55,215	122,517
Russell Tax-Managed U.S. Mid & Small Cap Fund	30,049	17,132
Russell Tax-Managed International Equity Fund(1)	636	9,086
Russell Global Opportunistic Credit Fund	27,542	83,942
Russell Strategic Bond Fund	168,541	342,286
Russell Investment Grade Bond Fund	48,792	74,967
Russell Short Duration Bond Fund	168,901	80,822
Russell Tax Exempt High Yield Bond Fund(1)	246	5,235
Russell Tax Exempt Bond Fund	68,802	157,361
Russell Commodity Strategies Fund	15,940	37,064
Russell Global Infrastructure Fund	22,175	62,337
Russell Global Real Estate Securities Fund	100,425	78,825
Russell Multi-Strategy Alternative Fund	16,291	37,823
Russell Multi-Strategy Income Fund(2)	1,801	2,575
Russell Strategic Call Overwriting Fund(3)	N/A	N/A
(1)	Class C and Class E shares of the Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Class C and Class E shares of the Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
(3)	As of March 1, 2015, Class C and Class E shares of the Russell Strategic Call Overwriting Fund have not commenced operations.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or Class of Shares, the expense is charged to that Fund or Class of Shares. Common expenses are allocated among the RIC funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
The following classes of shares are available for purchase. See the  applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares of all Funds
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
The fixed income Funds and other Funds have different front-end sales charges. The fixed income Funds include the Russell Strategic Bond, Russell Short Duration Bond, Russell Investment Grade Bond, Russell Global Opportunistic Credit, Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds. The other Funds include the Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Real Estate Securities, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Tax-Managed International Equity, Russell Commodity Strategies, Russell Global Infrastructure, Russell Multi-Strategy Alternative, Russell Multi-Strategy Income and Russell Strategic Call Overwriting Funds.
Fixed Income Funds Front-End Sales Charge
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%
Other Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	0	0	up to 1.00%
Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds' Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class C Shares of all Funds
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds' Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class E Shares of all Funds
Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.
Class I, R6, S and Y Shares of all Funds
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class E, I and S Shares of all Funds
Class E, I and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class R6 Shares of all Funds
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants where such plan level accounts are held in an omnibus account with the Funds’ Transfer Agent. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts, or for plan level accounts that are not held in an omnibus account with the Funds’ Transfer Agent.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
Moving From Class S To Class A Shares
You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions designed to move you from Class S Shares to Class A Shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.
Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. Exceptions to the minimum initial investment requirements must be approved by the Funds’ Distributor.
1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in- kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.	For Class Y Shares, upon satisfaction of certain criteria established by the Distributor, for (i) omnibus accounts servicing multiple employee benefit plans; (ii) rollover account transfers; and (iii) omnibus accounts servicing multiple ultra high net worth clients of multi- or single-family offices, an account may be considered at the omnibus level and not the shareholder level for purposes of satisfying the minimum investment requirement.
4.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds; (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares; or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
5.	For Class I Shares, the following categories of investors are not subject to any initial minimum investment requirement: (i) U.S. Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a U.S. Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; and (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Russell Investment Company or Russell Investment Funds. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with the Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at www.russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Russell Multi-Strategy Income, Russell Tax-Managed International Equity, Russell International Developed Markets, Russell Global Equity, Russell Commodity Strategies, Russell Global Infrastructure, Russell Global Opportunistic Credit, Russell Global Real Estate Securities, Russell Emerging Markets and Russell Multi-Strategy Alternative Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC, RSFC’s Oversight Committee and the Funds' custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.

PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–
term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments.
The portfolio turnover rates for the fiscal years ended October 31, 2015 and 2014 for each Fund were:
	10/31/15	10/31/14
Russell U.S. Core Equity Fund	90%	73%
Russell U.S. Defensive Equity Fund	93	105
Russell U.S. Dynamic Equity Fund	142	146
Russell U.S. Strategic Equity Fund	102	85
Russell U.S. Large Cap Equity Fund	84	81
Russell U.S. Mid Cap Equity Fund	120	96
Russell U.S. Small Cap Equity Fund	95	86
Russell International Developed Markets Fund	66	74
Russell Global Equity Fund	47	39
Russell Emerging Markets Fund	71	67
Russell Tax-Managed U.S. Large Cap Fund	44	63
Russell Tax-Managed U.S. Mid & Small Cap Fund	65	80
Russell Tax-Managed International Equity Fund(1)	79	N/A
Russell Global Opportunistic Credit Fund	98	80
Russell Strategic Bond Fund	152	133
Russell Investment Grade Bond Fund	187	178
Russell Short Duration Bond Fund	183	220
Russell Tax Exempt High Yield Bond Fund(1)	23	N/A
Russell Tax Exempt Bond Fund	28	15
Russell Commodity Strategies Fund	-	302
Russell Global Infrastructure Fund	86	119
Russell Global Real Estate Securities Fund	61	69
Russell Multi-Strategy Alternative Fund	272	478
Russell Multi-Strategy Income Fund(2)	38	N/A
Russell Strategic Call Overwriting Fund	1	5
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at

www.sec.gov. The Funds will also make these reports available on their website, www.russellinvestments.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end. Such holdings will be available no sooner than 5 business days after trade date.  Disclosure of a Fund’s top ten portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
A Fund may pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Mellon Analytical Solutions, Brown Brothers Harriman, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Vestek, Amba Research, Genpact, Riskmetrics Hedge Platform, Hexaware, CaliberPoint, SS&C, Electra Information Systems and Fund Assist provide such services to RIMCo and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and Cloudmargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIMCo, RFSC or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIMCo with research, analysis and/or recommendations relating to proxy voting. RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC's arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIMCo, including Russell Implementation Services, Inc. (“RIS”), a registered broker and investment adviser and an affiliate of RIMCo, as well as with brokers affiliated with other money managers. RIMCo effects certain portfolio transactions for the Funds through RIS.
RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to effect a Fund's investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIMCo manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds. In connection with these transactions, RIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on the behalf of the Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds as such counterparties may reasonably request.
In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
The Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services, SSGM and their correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by RIMCo or its affiliates, including the Funds.
Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met.
Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Funds were:
	2015	2014	2013
Russell U.S. Core Equity Fund	$1,092,808	$1,422,690	$2,242,695
Russell U.S. Defensive Equity Fund	460,503	645,836	759,547
Russell U.S. Dynamic Equity Fund	935,820	1,091,503	1,297,755
Russell U.S. Strategic Equity Fund	2,926,374	2,264,851	2,504,487
Russell U.S. Large Cap Equity Fund	245,976	224,367	222,363

	2015	2014	2013
Russell U.S. Mid Cap Equity Fund	159,077	116,469	130,460
Russell U.S. Small Cap Equity Fund	5,116,574	4,496,937	4,078,517
Russell International Developed Markets Fund	3,374,682	4,946,130	5,112,274
Russell Global Equity Fund	2,033,323	2,003,466	3,460,138
Russell Emerging Markets Fund	4,703,446	4,929,665	4,031,935
Russell Tax-Managed U.S. Large Cap Fund	470,387	443,301	291,736
Russell Tax-Managed U.S. Mid & Small Cap Fund	453,550	279,090	192,131
Russell Tax-Managed International Equity Fund(1)	712,654	N/A	N/A
Russell Global Opportunistic Credit Fund	169,085	24,823	5,300
Russell Strategic Bond Fund	466,488	1,094,854	557,146
Russell Investment Grade Bond Fund	50,637	208,765	28,633
Russell Short Duration Bond Fund	45,270	185,425	70,618
Russell Tax Exempt High Yield Bond Fund(1)	N/A	N/A	N/A
Russell Global Infrastructure Fund	2,841,635	3,351,103	2,825,784
Russell Global Real Estate Securities Fund	2,262,942	2,239,194	2,714,308
Russell Multi-Strategy Alternative Fund	1,275,423	3,418,400	2,728,121
Russell Multi-Strategy Income Fund(2)	126,471	N/A	N/A
Russell Strategic Call Overwriting Fund	747,244	701,325	273,507
(1)	The Russell Tax-Managed International Equity and Russell Tax Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Russell Multi-Strategy Income Fund commenced operations on May 4, 2015.
The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
During the fiscal year ended October 31, 2015, approximately $2,316,772 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by broker/dealers that were affiliated with RIMCo or the relevant money managers for the fiscal years ended October 31, 2015, 2014 and 2013 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	287,350	26.295%	18.03%
	Sustainable Growth Advisers, LP
		Russell Implementation Services, Inc.	5,749	0.526%	0.474%
Total:			293,099	26.821%	18.504%
Russell U.S. Defensive Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	98,726	21.439%	13.945%
Total:			98,726	21.439%	13.945%
Russell U.S. Dynamic Equity Fund
	Cornerstone Capital Management
		Russell Implementation Services, Inc.	2,289	0.245%	0.26%
	RIMCo

Fund Name	RIMCo/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Implementation Services, Inc.	91,306	9.757%	6.456%
Total:			93,595	10.002%	6.716%
Russell U.S. Strategic Equity Fund
	Cornerstone Capital Management
		Russell Implementation Services, Inc.	5,513	0.188%	0.117%
	RIMCo
		Russell Implementation Services, Inc.	518,675	17.724%	12.503%
Total:			524,188	17.913%	12.620%
Russell U.S. Large Cap Equity Fund
	Sustainable Growth Advisers, LP
		Russell Implementation Services, Inc.	3,027	1.231%	0.778%
Total:			3,027	1.231%	0.778%
Russell U.S. Mid Cap Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	49,266	30.97%	19.25%
Total:			49,266	30.97%	19.25%
Russell U.S. Small Cap Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	971,282	18.983%	18.284%
Total:			971,282	18.983%	18.284%
Russell International Developed Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	1,224,413	36.282%	7.765%
Total:			1,224,413	36.282%	7.765%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	457,429	22.497%	11.358%
Total:			457,429	22.497%	11.358%
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	1,559,038	33.147%	6.571%
Total:			1,559,038	33.147%	6.571%
Russell Tax-Managed U.S. Large Cap Fund
	RIMCo
		Russell Implementation Services, Inc.	96,014	20.412%	7.128%
Total:			96,014	20.412%	7.128%
Russell Tax-Managed U.S. Mid & Small Cap Fund
	RIMCo
		Russell Implementation Services, Inc.	51,932	11.45%	4.461%
Total:			51,932	11.45%	4.461%
Russell Strategic Bond Fund
	RIMCo

Fund Name	RIMCo/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Implementation Services, Inc.	1,363	0.292%	0.008%
Total:			1,363	0.292%	0.008%
Russell Short Duration Bond Fund
	RIMCo
		Russell Implementation Services, Inc.	71	0.156%	0.003%
Total:			71	0.156%	0.003%
Russell Global Infrastructure Fund
	RIMCo
		Russell Implementation Services, Inc.	278,579	9.803%	7.331%
Total:			278,579	9.803%	7.331%
Russell Global Real Estate Securities Fund
	RIMCo
		Russell Implementation Services, Inc.	239,878	10.60%	8.651%
Total:			239,878	10.60%	8.651%
Russell Multi-Strategy Income Fund
	RIMCo
		Russell Implementation Services, Inc.	79,620	62.955%	10.063%
Total:			79,620	62.955%	10.063%

Fund Name	RIMCo/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	29,397	2.066%	1.934%
Sustainable Growth Advisers, LP
Russell Implementation Services, Inc.	86	0.006%	0.010%
Total:	29,483	2.072%	1.944%
Russell U.S. Defensive Equity Fund
RIMCo
Russell Implementation Services, Inc.	108,653	16.824%	8.843%
Total:	108,653	16.824%	8.843%
Russell U.S. Dynamic Equity Fund
RIMCo
Russell Implementation Services, Inc.	76,837	7.040%	8.602%
Total:	76,837	7.040%	8.602%
Russell U.S. Strategic Equity Fund
RIMCo
Russell Implementation Services, Inc.	23,688	1.046%	0.915%
Total:	23,688	1.046%	0.915%
Russell U.S. Large Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	4,231	1.886%	1.666%
Sustainable Growth Advisers, LP
Russell Implementation Services, Inc.	9	0.004%	0.006%
Total:	4,240	1.890%	1.672%
Russell U.S. Mid Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	8,328	7.151%	4.439%
Total:	8,328	7.151%	4.439%

Fund Name	RIMCo/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	660,863	14.696%	15.143%
Total:	660,863	14.696%	15.143%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	1,351,751	27.329%	7.088%
Total:	1,351,751	27.329%	7.088%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	162,742	8.123%	4.797%
Total:	162,742	8.123%	4.797%
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	887,322	18.000%	5.929%
UBS Global Asset Management
UBS Securities LLC	1,794	0.036%	0.024%
Total:	889,115	18.036%	5.953%
Russell Tax-Managed U.S. Large Cap Fund
RIMCo
Russell Implementation Services, Inc.	97,257	21.939%	18.993%
Sustainable Growth Advisers, LP
Russell Implementation Services, Inc.	5	0.001%	0.001%
Total:	97,262	21.940%	18.994%
Russell Tax-Managed U.S. Mid & Small Cap Fund
RIMCo
Russell Implementation Services, Inc.	102,619	36.769%	27.058%
Parametric Portfolio Associates LLS
Russell Implementation Services, Inc.	11,965	4.287%	2.040%
Total:	114,584	41.056%	29.098%
Russell Strategic Bond Fund
RIMCo
Russell Implementation Services, Inc.	285,945	26.117%	0.708%
Total:	285,945	26.117%	0.708%
Russell Investment Grade Bond Fund
RIMCo
Russell Implementation Services, Inc.	162,934	78.047%	1.330%
Total:	162,934	78.047%	1.330%
Russell Short Dureation Bond Fund
RIMCo
Russell Implementation Services, Inc.	105,209	56.740%	1.264%
Total:	105,209	56.740%	1.264%
Russell Global Infrastructure Fund
RIMCo
Russell Implementation Services, Inc.	687,641	20.520%	13.717%
Total:	687,641	20.520%	13.717%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	272,169	12.155%	11.025%
Total:	272,169	12.155%	11.025%

Fund Name	RIMCo/Money Manager	Affiliated Broker	2013 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	268,036	11.952%	13.078%
Total:	268,036	11.952%	13.078%
Russell U.S. Defensive Equity Fund
RIMCo
Russell Implementation Services, Inc.	96,327	12.682%	8.927%
Total:	96,327	12.682%	8.927%
Russell U.S. Strategic Equity Fund
RIMCo
Russell Implementation Services, Inc.	296,903	11.855%	10.538%
Total:	296,903	11.855%	10.538%
Russell U.S. Large Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	2,220	0.998%	0.640%
Total:	2,220	0.998%	0.640%
Russell U.S. Mid Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	4,884	3.743%	1.929%
Total:	4,884	3.743%	1.929%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	439,241	10.770%	8.811%
Total:	439,241	10.770%	8.811%
Russell International Developed Markets Fund
Pzena Investment Management, LLC
Russell Implementation Services, Inc.	208	0.004%	0.001%
RIMCo
Russell Implementation Services, Inc.	815,354	15.949%	12.649%
Total:	815,562	15.953%	12.650%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	880,455	25.446%	23.950%
Total:	880,455	25.446%	23.950%
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	1,127,052	27.953%	21.166%
UBS Global Asset Management
UBS Securities LLC	73	0.002%	0.004%
Total:	1,127,125	27.955%	21.170%
Russell Tax-Managed U.S. Large Cap Fund
RIMCo
Russell Implementation Services, Inc.	47,330	16.224%	13.342%
Total:	47,330	16.224%	13.342%
Russell Tax-Managed U.S. Mid & Small Cap Fund
Parametric Portfolio Associates LLC
Russell Implementation Services, Inc.	2,704	1.407%	0.826%
RIMCo
Russell Implementation Services, Inc.	15,193	7.908%	8.292%
Total:	17,897	9.315%	9.118%
Russell Global Infrastructure Fund
RIMCo

Fund Name	RIMCo/Money Manager	Affiliated Broker	2013 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Implementation Services, Inc.	333,382	11.798%	15.157%
Total:			333,382	11.798%	15.157%
Russell Global Real Estate Securities Fund
	RIMCo
		Russell Implementation Services, Inc.	172,205	6.344%	6.921%
Total:			172,205	6.344%	6.921%
Russell Multi-Strategy Alternative Fund
	RIMCo
		Russell Implementation Services, Inc.	221	0.008%	0.003%
Total:			221	0.008%	0.003%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2015 for the Funds was 19.08%.
During the Funds’ fiscal year ended October 31, 2015, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of RIC’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of RIC. The values of broker–dealer securities held as of October 31, 2015, were as follows:
Brokers by Commission
Broker	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Strategic Equity Fund	Russell U.S. Large Cap Equity Fund	Russell U.S. Mid Cap Equity Fund
Barclays Capital, Inc.	310,499		161,254	855,095
BNY Mellon Securities LLC	1,003,765	34,736	1,693,906	780,479	595,595
Canadian Imperial Bank of Commerce
Citigroup Inc.	10,691,743	127,821	12,589,327	38,437,816	5,014,463
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.
Goldman, Sachs & Co.			2,740,875	1,380,750	2,385,000
HSBC Securities, Inc.
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	11,409,065	388,199	11,978,320	50,453,469	2,811,066
KCG Holdings, Inc
KeyBanc Capital Markets, Inc.	520,398		856,980		26,082	430,974
Macquarie Group Limited			(703,302)	(1,155,862)		839,173
Merrill Lynch, Pierce, Fenner & Smith, Inc.	17,644,155	2,130,437	12,062,856	68,389,004	1,387,798	842,000
Morgan Stanley & Co. Incorporated	226,240		1,346,330	831,635	2,589,365
Nomura Bank	1,914,676			6,318,305
Piper Jaffray & Co.
Royal Bank of Canada
Societe Generale Securities
State Street Global Markets, LLC	9,351,915	6,175,500	2,956,581	23,550,045	1,586,310	69,000
Stifel, Nicolaus & Co., Inc.
UBS Securities LLC			1,572,355
Wells Fargo & Co.	20,371,799	19,454,938	188,245	81,387,363	6,856,290

Brokers by Commission
Broker	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund
Barclays Capital, Inc.		11,373,036	16,611,614	186,223
BNY Mellon Securities LLC					12,912
Canadian Imperial Bank of Commerce		5,820,780	1,556,809
Citigroup Inc.			22,538,763		14,685,182
Credit Suisse First Boston Corp.		20,876,431	18,918,060
Deutsche Bank Securities, Inc.		141,763		421,253
Goldman, Sachs & Co.			9,056,250	(6,350)	9,325,875
HSBC Securities, Inc.		24,111,667	1,609,168	8,669,436
Investment Technology Group, Inc.	807,032
J.P. Morgan Securities, Inc.			35,408,175	12,694,129	17,639,388
KCG Holdings, Inc	942,108
KeyBanc Capital Markets, Inc.						188,883
Macquarie Group Limited				1,787,313		255,435
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,062		18,629,156		18,992,284	1,545,007
Morgan Stanley & Co. Incorporated		11,900,000	18,074,768		3,621,425
Nomura Bank
Piper Jaffray & Co.	739,856
Royal Bank of Canada		5,918,243	726,200
Societe Generale Securities		5,775,252
State Street Global Markets, LLC			23,297,367		14,498,901
Stifel, Nicolaus & Co., Inc.	2,834,989
UBS Securities LLC		29,430,905	616,599
Wells Fargo & Co.			18,786,580		29,466,778

Brokers by Commission
Broker	Russell Tax-Managed International Equity Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund
Barclays Capital, Inc.	1,545,235		10,379,270		1,152,606
BNY Mellon Securities LLC				1,423,525	583,392
Canadian Imperial Bank of Commerce	136,738		7,981,440		1,499,609
Citigroup Inc.			102,172,191	17,408,883	6,833,085
Credit Suisse First Boston Corp.	2,152,903		35,623,316	8,754,747	9,293,489
Deutsche Bank Securities, Inc.	245,303		7,222,890	1,052,282	2,282,216
Goldman, Sachs & Co.		600,000	59,147,483	13,879,035	6,369,482
HSBC Securities, Inc.	2,656,913		13,080,639	1,548,918	956,025
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.		(290,000)	140,478,570	22,169,309	16,988,569
KCG Holdings, Inc
KeyBanc Capital Markets, Inc.
Macquarie Group Limited	253,680		4,169,794	427,802
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,400,000		90,435,837	20,405,408	13,960,103
Morgan Stanley & Co. Incorporated		137,786	82,346,912	13,435,818	12,874,316

Brokers by Commission
Broker	Russell Tax-Managed International Equity Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund
Nomura Bank	291,952		10,383,740	829,922	1,854,094
Piper Jaffray & Co.
Royal Bank of Canada	414,163		3,474,894	2,114,737
Societe Generale Securities	382,398
State Street Global Markets, LLC
Stifel, Nicolaus & Co., Inc.
UBS Securities LLC	2,281,764		36,835,635	4,500,613	1,808,273
Wells Fargo & Co.			60,154,232	6,649,809	1,304,244

Brokers by Commission
Broker	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Multi-Strategy Alternative Fund	Russell Multi-Strategic Income Fund	Russell Strategic Call Overwriting Fund
Barclays Capital, Inc.			2,370,599	503,746
BNY Mellon Securities LLC
Canadian Imperial Bank of Commerce			(1,127,652)
Citigroup Inc.			2,414,818	436,373	667,815
Credit Suisse First Boston Corp.			275,805
Deutsche Bank Securities, Inc.			9,560,000	408,034
Goldman, Sachs & Co.			6,688,250	191,367	11,163,125
HSBC Securities, Inc.			1,617,737	573,095
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.			53,362,354	648,268	1,126,046
KCG Holdings, Inc
KeyBanc Capital Markets, Inc.
Macquarie Group Limited	7,633,193		79,391	92,914
Merrill Lynch, Pierce, Fenner & Smith, Inc.			2,089,873	3,942,342	1,446,614
Morgan Stanley & Co. Incorporated	2,941,000		585,722	679,231
Nomura Bank		3,530,119	191,025	316,181
Piper Jaffray & Co.
Royal Bank of Canada			136,491	26,646
Societe Generale Securities				150,177
State Street Global Markets, LLC			158,286	126,980
Stifel, Nicolaus & Co., Inc.
UBS Securities LLC		3,000,000		208,508
Wells Fargo & Co.			695,068	1,773,762	1,377,971

Brokers by Principal (Zero Commissions)
	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Strategic Equity Fund	Russell U.S. Large Cap Equity Fund	Russell U.S. Mid Cap Equity Fund
Barclays Capital, Inc.	310,499		161,254	855,095
BNP Paribas
BNY Mellon Securities LLC	1,003,765	34,736	1,693,906	780,479	595,595
Citigroup Inc.	10,691,743	127,821	12,589,327	38,437,816	5,014,463
Commonwealth Bank of Australia
Cowen & Co.

Brokers by Principal (Zero Commissions)
	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Strategic Equity Fund	Russell U.S. Large Cap Equity Fund	Russell U.S. Mid Cap Equity Fund
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.
Goldman, Sachs & Co.			2,740,875	1,380,750	2,385,000
HSBC Securities, Inc.
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	11,409,065	388,199	11,978,320	50,453,469	2,811,066
Macquarie Group Limited			(703,302)	(1,155,862)		839,173
Merrill Lynch, Pierce, Fenner & Smith, Inc.	17,644,155	2,130,437	12,062,856	68,389,004	1,387,798	842,000
Morgan Stanley & Co. Incorporated	226,240		1,346,330	831,635	2,589,365
Nomura Bank	1,914,676			6,318,305
Raymond James & Associates		44,694				479,457
Royal Bank of Canada
Royal Bank of Scotland
Standard Chartered Bank
State Street Global Markets, LLC	9,351,915	6,175,500	2,956,581	23,550,045	1,586,310	69,000
Stifel, Nicolaus & Co., Inc.
The Toronto-Dominion Bank
UBS Securities LLC			1,572,355
Wells Fargo & Co.	20,371,799	19,454,938	188,245	81,387,363	6,856,290

Brokers by Principal (Zero Commissions)
	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund
Barclays Capital, Inc.		11,373,036	16,611,614	186,223
BNP Paribas		12,021,783	38,150,286
BNY Mellon Securities LLC					12,912
Citigroup Inc.			22,538,763		14,685,182
Commonwealth Bank of Australia		4,829,571
Cowen & Co.	2,140,907
Credit Suisse First Boston Corp.		20,876,431	18,918,060
Deutsche Bank Securities, Inc.		141,763		421,253
Goldman, Sachs & Co.			9,056,250	(6,350)	9,325,875
HSBC Securities, Inc.		24,111,667	1,609,168	8,669,436
Investment Technology Group, Inc.	807,032
J.P. Morgan Securities, Inc.			35,408,175	12,694,129	17,639,388
Macquarie Group Limited				1,787,313
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,062		18,629,156		18,992,284
Morgan Stanley & Co. Incorporated		11,900,000	18,074,768		3,621,425
Nomura Bank
Raymond James & Associates	319,638
Royal Bank of Canada		5,918,243	726,200
Royal Bank of Scotland		12,028,292
Standard Chartered Bank		4,732,833	4,603,036
State Street Global Markets, LLC			23,297,367		14,498,901
Stifel, Nicolaus & Co., Inc.	2,834,989

Brokers by Principal (Zero Commissions)
	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund
The Toronto-Dominion Bank		1,531,251	710,205
UBS Securities LLC		29,430,905	616,599
Wells Fargo & Co.			18,786,580		29,466,778

Brokers by Principal (Zero Commissions)
	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Tax-Managed International Equity Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund
Barclays Capital, Inc.		1,545,235		10,379,270		1,152,606
BNP Paribas		42,094			891,705
BNY Mellon Securities LLC					1,423,525	583,392
Citigroup Inc.				102,172,191	17,408,883	6,833,085
Commonwealth Bank of Australia		1,218,082		9,979,820	1,794,968
Cowen & Co.	245,919
Credit Suisse First Boston Corp.		2,152,903		35,623,316	8,754,747	9,293,489
Deutsche Bank Securities, Inc.		245,303		7,222,890	1,052,282	2,282,216
Goldman, Sachs & Co.			600,000	59,147,483	13,879,035	6,369,482
HSBC Securities, Inc.		2,656,913		13,080,639	1,548,918	956,025
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.			(290,000)	140,478,570	22,169,309	16,988,569
Macquarie Group Limited	255,435	253,680		4,169,794	427,802
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,545,007	1,400,000		90,435,837	20,405,408	13,960,103
Morgan Stanley & Co. Incorporated			137,786	82,346,912	13,435,818	12,874,316
Nomura Bank		291,952		10,383,740	829,922	1,854,094
Raymond James & Associates	519,191
Royal Bank of Canada		414,163		3,474,894	2,114,737
Royal Bank of Scotland		1,351,684		11,062,355	4,115,557	8,300,789
Standard Chartered Bank		171,161
State Street Global Markets, LLC
Stifel, Nicolaus & Co., Inc.
The Toronto-Dominion Bank		459,170		10,908,163	2,069,137
UBS Securities LLC		2,281,764		36,835,635	4,500,613	1,808,273
Wells Fargo & Co.				60,154,232	6,649,809	1,304,244

Brokers by Principal (Zero Commissions)
	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Multi-Strategy Alternative Fund	Russell Multi-Strategy Income Fund	Russell Strategic Call Overwriting Fund
Barclays Capital, Inc.			2,370,599	503,746
BNP Paribas				442,901
BNY Mellon Securities LLC
Citigroup Inc.			2,414,818	436,373	667,815
Commonwealth Bank of Australia				179,025
Cowen & Co.
Credit Suisse First Boston Corp.			275,805
Deutsche Bank Securities, Inc.			9,560,000	408,034
Goldman, Sachs & Co.			6,688,250	191,367	11,163,125

Brokers by Principal (Zero Commissions)
	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Multi-Strategy Alternative Fund	Russell Multi-Strategy Income Fund	Russell Strategic Call Overwriting Fund
HSBC Securities, Inc.			1,617,737	573,095
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.			53,362,354	648,268	1,126,046
Macquarie Group Limited	7,633,193		79,391	92,914
Merrill Lynch, Pierce, Fenner & Smith, Inc.			2,089,873	3,942,342	1,446,614
Morgan Stanley & Co. Incorporated	2,941,000		585,722	679,231
Nomura Bank		3,530,119	191,025	316,181
Raymond James & Associates					105,150
Royal Bank of Canada			136,491	26,646
Royal Bank of Scotland			11,281	569,196
Standard Chartered Bank				309,049
State Street Global Markets, LLC			158,286	126,980
Stifel, Nicolaus & Co., Inc.
The Toronto-Dominion Bank			88,345	239,253
UBS Securities LLC		3,000,000		208,508
Wells Fargo & Co.			695,068	1,773,762	1,377,971

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective, with the exception of the Russell U.S. Defensive Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund, is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the Russell U.S. Defensive Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund are fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus. The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds will look through their respective Subsidiary to the Subsidiary's assets for the purposes of complying with the investment restrictions noted below.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
This investment restriction shall not apply to the Russell Global Real Estate Securities Fund.
The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities (physical commodities for the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Russell Multi-Strategy Income, Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, equities of commodity-related companies, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.
An additional fundamental policy is that the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds will each invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax.
For purposes of these investment restrictions, the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Global Real Estate Securities Fund concentrates its investments in real estate securities.  For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology.  For all other Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each Fund are provided in its Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Tax-Managed International Equity, Russell Global Real Estate Securities, Russell Global Infrastructure, Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds are referred to collectively as the “Equity Funds.”
The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Global Opportunistic Credit, Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds are referred to collectively as the “Fixed Income Funds.”
The Russell Multi-Strategy Income Fund is considered both an “Equity Fund” and a “Fixed Income Fund.”
Investment Strategies and Portfolio Instruments.
Each Fund’s principal and certain non-principal investment strategies and the related risks are described in the relevant Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIMCo may increase or decrease the Fund’s cash reserves to seek to achieve the desired risk/return profile for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
The Funds, except the Russell Commodity Strategies, Russell Tax Exempt Bond, Russell Tax Exempt High Yield Bond and Russell Multi-Strategy Alternative Funds, usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Fund. RIMCo may also choose not to equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIMCo may sell equity index put options to seek gains from premiums (cash) received from their sale.
The Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds usually, but not always, seek to limit the effect of holding cash reserves on the Funds' exposures by investing in pre-refunded municipal bonds to provide the Funds with longer duration exposure. RIMCo may choose to invest in pre-refunded municipal bonds to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Funds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.
RIMCo invests any remaining cash in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the Russell Investment Grade Bond, Russell Strategic Bond and Russell Short Duration Bond Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the Russell Investment Grade Bond and Russell Strategic Bond Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Russell Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. Dividends from the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds' investments in the unregistered fund and other taxable instruments are treated as taxable income by the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds' shareholders, respectively. RIMCo has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Commodity-Linked Derivatives. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Funds' portfolios, RIMCo and the money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
The Russell Commodity Strategies Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. The Russell Multi-Strategy Alternative Fund’s primary method for gaining exposure to the commodities markets is through derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange-traded funds, exchange-traded notes and commodity-linked securities. These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, commodity index, commodity futures or option contract, index or other readily measurable economic variable. Each Fund will invest in these instruments directly and indirectly through investments in its Subsidiary, a wholly owned subsidiary of such Fund formed in the Cayman Islands.
Principal Protection. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, a Fund will receive at maturity the face or stated value of the note.
With a principal protected commodity-linked instrument, a Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. RIMCo or a money manager’s decision on whether to use principal protection depends in part on the cost of the protection. In deciding to purchase a note without principal protection, RIMCo or a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variables over the term of the note, the cost of the note, and any other economic factors that RIMCo or the money manager believes are relevant. The Funds will limit commodity-linked notes without principal protection to 10% of their total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.
With full principal protection, the Funds will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.
The Funds may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Funds may invest in may have no principal protection and the instrument could lose all of its value.
The Funds do not currently expect to invest more than 25% of their total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Funds do not currently intend to invest more than 10% of their total assets in notes that mature in more than 19 months.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Fixed Income Funds or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds since financial futures contracts that may be engaged in are on taxable securities rather than tax-exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax-exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Lending Portfolio Securities. Certain Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
The Funds invest cash collateral received, at each Fund’s own risk, in an unregistered short-term investment fund advised by RIMCo. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Fund and the unaffiliated lending agent.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed International Equity, Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIMCo), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the Merrill Lynch 1-3 Year U.S. Treasury Index or the Barclays Capital 1-15 Year Municipal Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). These requirements may result in a Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in a Fund needing to sell holdings at a disadvantageous time to satisfy its obligations or to meet segregation requirements.
Short Sales “Against the Box.” The Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
Foreign Securities
Investment in Foreign Securities. The Funds , except the Russell Strategic Call Overwriting Fund, may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, a Fund may tend to have a greater exposure to liquidity risk.

Investment in Emerging Markets. The Equity Funds , except the Russell Strategic Call Overwriting Fund, may invest in emerging markets stocks. The Fixed Income Funds  and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.

The recent global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Privatizations. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Fixed Income Funds and the Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed International Equity and Russell Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed International Equity, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Funds, except the Russell Strategic Call Overwriting Fund, may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. The Funds, except the Russell Strategic Call Overwriting Fund, may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIMCo uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect a Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIMCo may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIMCo’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing through Stock Connect. The Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and SSE. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.

However, a number of restrictions apply to Stock Connect trading that could affect a Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and SSE listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect a Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on a Fund’s investments and returns.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000(R) Index.  Please see the Funds' Prospectus for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by a money manager to be of comparable quality. Although a money manager selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.

“Special Situation” Companies. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Investment in Unseasoned Companies. The Equity Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.
Debt Instruments and Money Market Instruments
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities”

below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Fixed Income Funds and the Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Fixed Income Funds and the Russell Global Infrastructure and Russell Multi-Strategy Alternative Funds may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund or the Russell Multi-Strategy Alternative Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in includes the securities described below.
Reverse Mortgages. Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

Collateralized Loan Obligations. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds  and the Russell Multi-Strategy Alternative Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund  or the Russell Multi-Strategy Alternative Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIMCo’s and/or the money manager(s)’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Russell Global Opportunistic Credit, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
High Yield Bonds. The Funds, except the Russell Investment Grade Bond and Russell Strategic Call Overwriting Funds, may invest, and the Russell Tax Exempt High Yield Bond Fund generally expects to invest between 30% and 60% of the value of its net assets plus borrowings for investment purposes, in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Funds, except the Russell Strategic Call Overwriting Fund, may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Fixed Income Funds  and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Russell Commodity Strategies, Russell Tax Exempt High Yield Bond, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of pay-in-kind securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. Pay-in-kind securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal Notes. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Russell Tax Exempt Bond, Russell Tax Exempt High Yield Bond, Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds to maintain liquidity. The Funds' money managers will continually monitor the pricing, quality and liquidity of the participation certificates.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Puts, Stand-by Commitments and Demand Notes. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers believe continually satisfy the Funds' credit quality requirements.
The Russell Tax Exempt Bond, Russell Tax Exempt High Yield Bond, Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may also invest in demand notes and the Russell Tax Exempt Bond, Russell Tax Exempt High Yield Bond, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Certain Investments—Municipal Notes—
Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Fixed Income Funds  and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Tender Option Bonds. The Russell Tax Exempt High Yield Bond Fund may invest in tender option bonds. Typically, a tender option bond transaction begins when a third-party sponsor deposits fixed-rate tax-exempt or other bonds in a trust (“TOB Trust”) created by the sponsor. The TOB Trust issues two types of securities: short-term floating rate securities (“Floaters”) and residual securities junior to the Floaters (“Inverse Floaters”). The Fund does not currently intend to deposit bonds into a TOB Trust, but may invest in the Floaters and Inverse Floaters issued by TOB Trusts.
The interest rate on the Floaters typically reset weekly to the current market rate. Holders of the Floaters also have the periodic option (typically daily or weekly) to tender their securities back to the TOB Trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying bonds to the TOB Trust, the proceeds are first used to pay any administrative expenses of the TOB Trust, followed by accrued interest to the holders of the Floaters. Any remaining amounts are paid to the holders of the Inverse Floaters.
Inverse Floaters have increased sensitivity to changes in interest rates and to the market value of the underlying bonds. The return on Inverse Floaters is inversely related to changes in short-term interest rates. Therefore, if short-term interest rates rise after the issuance of the Inverse Floaters, the Inverse Floaters will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a TOB Trust if certain adverse events occur, such as a credit ratings downgrade of the underlying bonds below a specified level or a decrease in the market value of the underlying bonds below a specified amount. In such an event, the underlying bonds are generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and Inverse Floaters. However, the holder of the Inverse Floaters will generally receive proceeds of the sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities. This could result in a loss of a substantial portion, and potentially all, of an investment in the Inverse Floaters.
Commercial Paper. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Fixed Income Funds and Russell Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price.
Funding Agreements. The Fixed Income Funds and the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Investment in a Subsidiary by the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds

Each of the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds will invest up to 25% of its total assets in the shares of its respective wholly owned and controlled Subsidiary. Investments in their respective Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary of the Russell Commodity Strategies Fund is managed by RIMCo and advised by the Fund’s money managers, and has the same investment objective as the Russell Commodity Strategies Fund. The Subsidiary of the Russell Commodity Strategies Fund may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them (unlike the Russell Commodity Strategies Fund, which may not invest without limitation in such investments). The Subsidiary of the Russell Multi-Strategy Alternative Fund is managed by RIMCo and advised by certain of the Fund’s money managers. The Subsidiary of the Russell Multi-Strategy Alternative Fund may invest without limitation in commodity-linked securities and derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked structured notes (unlike the Russell Multi-Strategy Alternative Fund, which may not invest without limitation in such instruments). However, each Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as its respective Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by its respective Fund. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of either Subsidiary will be sold or offered to other investors.
By investing in their respective Subsidiaries, the Funds are indirectly exposed to the risks associated with their respective Subsidiary’s investments. The derivatives and other investments held by each Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Funds. Although the Funds may enter into commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that RIMCo or a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, a Fund’s investment in its respective Subsidiary will likely increase. Each Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with each Subsidiary, RIMCo selects money managers for each Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates their performance results. Each Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. Each Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for each Subsidiary, but receives no additional compensation for doing so. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.
Neither Subsidiary is registered under the 1940 Act, and, although each Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as its respective Fund, neither Subsidiary is subject to all the investor protection of the 1940 Act. However, each Fund wholly owns and controls its respective Subsidiary, and each Fund and its respective Subsidiary are managed by RIMCo, making it unlikely that either Subsidiary will take action contrary to the interests of its respective Fund and the Fund’s shareholders. The Funds' Board of Trustees has oversight responsibility for the investment activities of the Funds, including each Fund’s investment in its respective Subsidiary, and each Fund’s role as sole shareholder of its respective Subsidiary. As noted above, each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its respective Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or their respective Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies).
Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, RIMCo or a money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund will write call options and put options only if they are “covered.” In the case of written call options, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets equal to the difference in value or (b) has segregated liquid assets equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option. If the cost of the closing option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund, except the Russell Strategic Call Overwriting Fund, may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s segregation requirements. A Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds, other than the Russell Multi-Strategy Alternative and Russell Commodity Strategies Funds, are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions. RIMCo is registered as a commodity pool operator with the CFTC with regard to the Russell Multi-Strategy Alternative and Russell Commodity Strategies Funds.  Therefore, these two Funds are not subject to the limitations on investments in futures, options and swaps discussed above.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds, except the Russell Strategic Call Overwriting Fund, are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds, except the Russell Strategic Call Overwriting Fund, may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.
The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
The Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
The Fixed Income Funds and the Russell Multi-Strategy Alternative Fund may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
The Russell Multi-Strategy Alternative Fund may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  The Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Fund has the ability to trade in and out of long and short positions within the swap.  Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
Structured Notes. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index Total Return (formerly, the Dow Jones – UBS Commodity Index Total Return), which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.
Uncovered Options Transactions. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.

Stand-By Commitment Agreements. The Russell Commodity Strategies, Russell Multi-Strategy Alternative and Russell Multi-Strategy Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
Custodial Receipts and Trust Certificates. The Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Taxes
Tax Information for All Funds
The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in an additional separate section that is provided below for Russell Tax Exempt Bond Fund.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%. It is not expected that any portion of the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds’ distributions will be eligible to be treated as qualified dividend income.  There can be no assurance that any portion of the Russell Strategic Call Overwriting Fund's distributions will be eligible to be treated as qualified dividend income.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain (including short-term gains derived from the Russell Strategic Call Overwriting Fund’s option strategies) will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. None of the Russell Commodity Strategies or Russell Multi-Strategy Alternative Funds’ distributions are expected to qualify for the corporate dividends-received deduction.  There can be no assurance that any portion of the Russell Strategic Call Overwriting Fund's distributions will qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

In particular, the Russell Strategic Call Overwriting Fund’s option strategies may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may adversely affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Furthermore, the Fund would not be permitted to deduct currently certain carrying charges and interest expense (including margin) incurred with respect to a straddle position.
The Russell Strategic Call Overwriting Fund may make one or more elections that are applicable to straddles, in which event the amount, character and timing of the recognition of gains or losses from the affected straddle positions would be determined under rules that vary according to the election(s) made.  Certain of these elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2015 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28%.
Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for funds such as the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds to qualify as regulated investment companies under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of each Fund’s gross income.
However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-linked derivative instruments, including commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Funds intend to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in their respective Subsidiaries, commodity-linked swaps and other commodity-linked derivative instruments. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review.  The Russell Multi-Strategy Alternative Fund has not requested its own such private letter ruling due to the IRS suspension.  There can be no assurance that the IRS will issue the requested ruling to the Russell Commodity Strategies Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Funds to qualify for favorable regulated investment company status under the Code could be jeopardized if the Funds were unable to treat their income from commodity-linked notes and their respective Subsidiaries as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Funds' investments in their respective Subsidiaries may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Funds' taxable income or any gains and distributions made by the Funds.

Neither Subsidiary is expected to be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and the Funds will be required to include as ordinary income annually amounts earned by their respective Subsidiary during that year. Furthermore, the Funds, as regulated investment companies, will be required to distribute their respective Subsidiary’s income, whether or not their respective Subsidiary makes a distribution to the Funds during the taxable year. Any losses of either Subsidiary will generally only be available to offset any income of that Subsidiary in the same year.  Payments to a Subsidiary of U.S. source income and (effective January 1, 2017) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Pursuant to an intergovernmental agreement between the United States and the Cayman Islands, each Subsidiary may be deemed compliant, and therefore not subject to the withholding tax if it complies with applicable Cayman regulatory requirements. Detailed guidance as to the mechanics and scope of this new reporting and withholding regime is continuing to develop.
Additional Tax Information With Respect to the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds
The tax information described in “Tax Information for All Funds” above applies to the Russell Tax Exempt Bond and Russell Tax Exempt High Yield Bond Funds, except as noted in this section.
Exempt-Interest Dividends. By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.
Dividends from Taxable Income. The Funds may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Funds from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.
Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Funds. Taxable distributions declared by the Funds in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Funds on those shares.
Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.
Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.
At October 31, 2015, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
						No Expiration	No Expiration
Fund	10/31/15	10/31/16	10/31/17	10/31/18	10/31/19	Short Term	Long Term	TOTAL
Russell U.S. Defensive Equity Fund	$—	$1,436,741	$ —	$21,987,752	$ —	$ —	$ —	$ 23,424,493
Russell International Developed Markets Fund	—	—	113,721,193	51,503,855	—	—	—	165,225,048
Russell Emerging Markets Fund	—	—	—	—	—	29,576,214	—	29,576,214
Russell Tax-Managed U.S. Large Cap Fund	—	—	—	—	—	4,669,760	—	4,669,760
Russell Tax-Managed International Equity Fund	—	—	—	—	—	35,981,657	1,048,728	37,030,385
Russell Global Opportunistic Credit Fund	—	—	—	—	—	21,112,294	—	21,112,294
Russell Tax Exempt Bond Fund	—	187,332	—	—	525,860	—	—	713,192
Russell Multi-Strategy Alternative Fund	—	—	—	—	—	57,621,833	—	57,621,833
Russell Multi-Strategy Income Fund	—	—	—	—	—	666,330	—	666,330
Russell Strategic Call Overwriting Fund	—	—	—	—	—	7,275,756	7,676,552	14,952,308
Select International Equity Fund	—	—	—	—	—	6,503,737	1,994,752	8,498,489

Money Manager Information
Russell U.S. Core Equity Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of and is controlled by Old Mutual PLC, a UK based public company.
Brandywine Global Investment Management, LLC is a wholly owned subsidiary of Legg Mason, Inc., a publically traded company.
Columbus Circle Investors is controlled by Principal Global Investors, LLC through its majority share ownership. Principal Global Investors, LLC is wholly-owned by Principal Life Insurance Company, which is wholly-owned by Principal Financial Services, Inc., which in turn is wholly-owned by Principal Financial Group, a publicly traded company.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Suffolk Capital Management, LLC is a wholly-owned subsidiary of and is controlled by Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.
Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals.
Russell U.S. Defensive Equity Fund
Coho Partners, Ltd. is 100% employee owned and is controlled by Peter Thompson through his ownership of at least 25% of Coho Partners, Ltd.’s outstanding shares. No other individual owns more than 25% of Coho Partners, Ltd.’s outstanding shares.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
J.P. Morgan Investment Management, Inc. is a wholly-owned subsidiary of and is controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
PanAgora Asset Management Inc. is an indirect subsidiary of Power Corporation of Canada, a public company. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.
Russell U.S. dynamic equity Fund
AJO, LP is a limited partnership controlled by Theodore R. Aronson through his controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
Suffolk Capital Management, LLC is a wholly-owned subsidiary of and is controlled by Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.
Russell U.S. strategic Equity Fund
AJO, LP is a limited partnership controlled by Theodore R. Aronson through his controlling share ownership.
Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of and is controlled by Old Mutual PLC, a UK based public company.
Brandywine Global Investment Management, LLC is a wholly owned subsidiary of Legg Mason, Inc., a publically traded company.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
PanAgora Asset Management Inc. is an indirect subsidiary of Power Corporation of Canada, a public company. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.

Suffolk Capital Management, LLC is a wholly-owned subsidiary of and is controlled by Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
Russell U.S. Large cap equity Fund
Ceredex Value Advisors LLC (“Ceredex”) is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), a registered investment adviser. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC, a registered investment adviser. The LY Funds are presumed to control the parent company of RidgeWorth for purposes of the Investment Company Act of 1940.
Columbus Circle Investors is controlled by Principal Global Investors, LLC through its majority share ownership. Principal Global Investors, LLC is wholly-owned by Principal Life Insurance Company, which is wholly-owned by Principal Financial Services, Inc., which in turn is wholly-owned by Principal Financial Group, a publicly traded company.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals.
TCW Investment Management Company is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”).  TCW is controlled by private equity funds affiliated with The Carlyle Group L.P. (“Carlyle”).  Carlyle is a publicly traded Delaware limited partnership.
Russell U.S. mid cap equity Fund
Ceredex Value Advisors LLC (“Ceredex”) is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), a registered investment adviser. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC, a registered investment adviser. The LY Funds are presumed to control the parent company of RidgeWorth for purposes of the Investment Company Act of 1940.
Elk Creek Partners, LLC is 100% employee owned. No one individual owns 25% or more.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Russell U.S. Small Cap equity Fund
Ancora Advisors, LLC is controlled by the Ancora Group, Inc. The Ancora Group, Inc. is wholly-owned by its employees with no one individual controlling more than 25%.
Cardinal Capital Management, L.L.C. is controlled by Amy Minella, Eugene Fox and Robert Kirkpatrick via their majority share ownership.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
EAM Investors, LLC is controlled by its employees/members, via their majority ownership of its voting securities and CR Financial Holdings, Inc., through its minority ownership of its voting securities. Byron Roth has a majority ownership of CR Financial Holdings, Inc.
Falcon Point Capital, LLC is wholly-owned by its employees and is controlled by James Bitzer and Michael Mahoney through their controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
PENN Capital Management Company, Inc. is wholly-owned by its employees and controlled by Richard Hocker and Marcia Hocker, via their controlling share ownership.
Robeco Investment Management, Inc., dba Boston Partnets, is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.

Timpani Capital Management LLC is 75% owned and controlled by Growth Investment Managers LLC and 25% owned by Frontier One LLC. Growth Investment Managers LLC is owned by Brandon Nelson, Ryan Isherwood and Michael Klenn and controlled by Brandon Nelson via his controlling share ownership. Frontier One LLC is owned by William D. Forsyth III, Patrick Casey Magner, and Mark Ziehr and controlled by William D. Forsyth III via his controlling share ownership.
Russell International Developed Markets Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of and is controlled by Old Mutual PLC, a UK based public company.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
Wellington Management Company LLP (“Wellington”) is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm. Wellington has recently undergone an internal restructuring, but has represented that no new party exercises influence over the investment management operations of the Fund as a result of the restructuring.
Russell Global Equity Fund
Harris Associates, L.P. is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, via its majority share ownership.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Polaris Capital Management, LLC is controlled by its president, Bernard R. Horn, through his majority ownership of its voting securities.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP (“Wellington”) is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm. Wellington has recently undergone an internal restructuring, but has represented that no new party exercises influence over the investment management operations of the Fund as a result of the restructuring.
Russell Emerging Markets Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
Consilium Investment Management, LLC is wholly-owned by its employees owned and is controlled Jonathan Binder and Charles Cassell through their controlling share ownership.
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, is an indirect subsidiary of and is controlled by Macquarie Group Limited, which is traded on the Australian stock exchange.
Harding Loevner LP is a limited partnership which is indirectly majority owned and controlled by Affiliated Managers Group, Inc. through its indirect majority share ownership. Management and employees of Harding Loevner LP have a minority interest, with no individual controlling more than 25%.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Oaktree Capital Management, L.P. (“Oaktree”) is indirectly controlled by Oaktree Capital Group, LLC through its ownership of Oaktree’s general partner. Oaktree Capital Group, LLC is publicly traded on the New York Stock Exchange.

Westwood Management Corp. is a wholly-owned subsidiary of and is controlled by Westwood Holdings Group, Inc, a publicly traded company.
Russell Tax–Managed U.S. Large Cap Fund
Armstrong Shaw Associates Inc. is employee-owned and is controlled by Jeffrey Shaw through his controlling share ownership.
Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of and is controlled by Old Mutual PLC, a UK based public company.
J.P. Morgan Investment Management, Inc. is a wholly-owned subsidiary of and is controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
Mar Vista Investment Partners, LLC is controlled by Silas Myers through his majority share ownership and by Brian Massey through his controlling share ownership.
Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals.
Russell Tax–Managed U.S. Mid & Small Cap Fund
Chartwell Investment Partners, LLC. is a wholly-owned subsidiary of TriState Capital Holdings, Inc., a publicly traded company.
Luther King Capital Management Corporation is a wholly-owned subsidiary of Southwest JLK Corporation. Southwest JLK Corporation is wholly-owned by the employees of Luther King Capital Management Corporation and is controlled by John Luther King through his ownership of a majority of the firm’s outstanding voting securities. No other individual owns more than 25% of Southwest JLK Corporation’s outstanding voting securities.
Netols Asset Management Inc. is controlled by its majority shareholder, Jeffrey Netols, through his majority share ownership.
Snow Capital Management L.P. is employee-owned and is controlled by Snow Capital Management Holdings L.P. through its controlling share ownership. Snow Capital Management Holdings L.P. is controlled by Snow Capital Management Inc, which is owned 100% by Richard Snow.
Summit Creek Advisors LLC is wholly-owned by Joseph J. Docter and Adam N. Benson.
Russell Tax-Managed International Equity Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
Bel Air Investment Advisors LLC is a wholly-owned subsidiary of Fiera Capital Corporation, a publicly traded company.
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, is an indirect subsidiary of and is controlled by Macquarie Group Limited, which is traded on the Australian stock exchange.
Janus Capital Management LLC and Perkins Investment Management LLC are wholly-owned subsidiaries of Janus Capital Group, Inc. a publicly traded company.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.

RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND
Axiom Alternative Investments SARL is owned and controlled by Paris-Bruxelles Capital Partners.  Paris-Bruxelles Capital Partners is owned and controlled by David Benamou and Jérôme Legras through their controlling share ownership.
DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is privately wholly-owned by its founders and key employees.  David J. Breazzano, the firm's President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly has voting control with respect to the firm.
DuPont Capital Management Company is wholly-owned by E. I. du Pont de Nemours and Company, a publicly traded company.
Lazard Asset Management, LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.
Oaktree Capital Management, L.P. (“Oaktree”) is indirectly controlled by Oaktree Capital Group, LLC through its ownership of Oaktree’s general partner. Oaktree Capital Group, LLC is publicly traded on the New York Stock Exchange.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
Russell Strategic Bond Fund
Brookfield Investment Management Inc. (formerly, Hyperion Brookfield Asset Management, Inc.) is wholly-owned by Brookfield Asset Management, Inc., a publicly traded Canadian corporation.
Colchester Global Investors Limited (“Colchester”) is majority employee-owned and is controlled by Ian Sims through his controlling ownership of its voting securities. Colchester is minority owned by Silchester Partners Limited, a private firm (“Silchester”). Silchester is controlled by Stephen Butt through his controlling share ownership.
Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.
Metropolitan West Asset Management, LLC is a wholly-owned subsidiary of The TCW Group, Inc., which is controlled by The Carlyle Group L.P., a publicly traded Delaware limited partnership.
Pareto Investment Management Limited a wholly owned subsidiary of The Bank of New York Mellon Corporation, publically traded company.
Scout Investments, Inc. is a wholly-owned subsidiary of UMB Financial Corporation, a publicly traded company.
Western Asset Management Company and Western Asset Management Company Limited are wholly-owned subsidiaries of Legg Mason, Inc., a publically traded company.
Russell Investment Grade Bond Fund
Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.
Loomis, Sayles & Company, L.P. is majority owned and controlled by Natixis Global Asset Management, L.P. (“Natixis US”) and minority owned by Loomis Sayles' general partner, Loomis, Sayles & Company, Incorporated. Natixis US is part of Natixis Global Asset Management that is in turn principally owned by Natixis which is majority owned by BPCE. The minority ownership of Natixis is publicly traded on the Paris Stock Exchange with no single shareholder holding greater than 25%. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks, each of which is generally owned by its members.
Metropolitan West Asset Management, LLC is a wholly-owned subsidiary of The TCW Group, Inc., which is controlled by The Carlyle Group L.P., a publicly traded Delaware limited partnership.
Neuberger Berman Investment Advisers LLC (“NBIA”) is controlled by Joseph Amato and Bradley C. Tank through their controlling share ownership of NBIA’s ultimate parent company.

Russell Short Duration Bond Fund
Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.
Scout Investments, Inc. is a wholly-owned subsidiary of UMB Financial Corporation, a publicly traded company.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
Russell Tax Exempt High Yield Bond Fund
Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Russell Tax Exempt Bond Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Russell commodity strategies Fund
CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC) is a wholly–owned subsidiary of CoreCommodity Capital LLC. CoreManagement LLC wholly-owns CoreCommodity Capital LLC. CoreManagement LLC is controlled by CoreCommodity Management, LLC’s senior management, with Bradford L. Klein and Adam C. De Chiara together owning CoreManagement LLC’s outstanding voting securities.
Credit Suisse Asset Management, LLC is a wholly-owned subsidiary of CSAM Americas Holding Corp. which is a wholly-owned subsidiary of Credit Suisse Holdings (USA), Inc., which in turn is controlled by Credit Suisse Group AG, a publicly traded company, and Credit Suisse AG, a Switzerland corporation.
Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.
Russell global infrastructure Fund
Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities. The remaining minority interest in Cohen & Steers, Inc. is owned by the public.
Colonial First State Asset Management (Australia) Limited (“Colonial”) is a wholly-owned subsidiary of The Commonwealth Bank of Australia, a publicly owned company listed on the Australian Securities Exchange.
Lazard Asset Management, LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Nuveen Asset Management, LLC is an indirect subsidiary of TIAA-CREF Asset Management LLC and is controlled by the TIAA Board of Overseers, a New York not-for-profit corporation, through its ownership and control of TIAA-CREF Asset Management LLC.
Russell global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities. The remaining minority interest in Cohen & Steers, Inc. is owned by the public.
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.
Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company are wholly owned subsidiaries of Morgan Stanley, a publicly traded company.
Russell multi-strategy alternative Fund
AQR Capital Management, LLC (“AQR”) is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman, Ronen Israel, Lars Nielsen and Oktay Kurbanov through their combined majority share ownership. AQR is also controlled by Affiliated Managers Group, Inc., a publicly traded corporation, through its controlling share ownership.
Brigade Capital Management, L.P. is a Delaware limited partnership wholly-owned by its employees and controlled by Donald Morgan via his controlling ownership of its general partner’s voting interests.
DCI, LLC is controlled by its majority shareholder, Stephen Kealhoder.
Omega Advisors, Inc. is wholly-owned and controlled by Leon Cooperman.
Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
Passport Capital LLC is wholly-owned and controlled by John H. Burbank III, its sole managing member.
TCW/Scoggin, LLC is controlled by TCW Asset Management Company. TCW Asset Management Company is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is controlled by private equity funds affiliated with The Carlyle Group L.P. (“Carlyle”). Carlyle is a publicly traded Delaware limited partnership.
The Cambridge Strategy (Asset Management) Limited is wholly-owned and controlled by its three senior principals, Edward Baker; Russell Thompson and Peter Henricks.
Russell Multi-Strategy Income Fund
Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities. The remaining minority interest in Cohen & Steers, Inc. is owned by the public.
DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is privately wholly-owned by its founders and key employees.  David J. Breazzano, the firm's President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly has voting control with respect to the firm.
Epoch Investment Partners, Inc. is a wholly-owned subsidiary of The Toronto-Dominion Bank, a publicly traded company.
Janus Capital Management LLC and Perkins Investment Management LLC are wholly-owned subsidiaries of Janus Capital Group, Inc. a publicly traded company.
Kopernik Global Investors LLC is 100% employee owned and controlled by David Iben thorough his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.

Lazard Asset Management, LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.
Loomis, Sayles & Company, L.P. is majority owned and controlled by Natixis Global Asset Management, L.P. (“Natixis US”) and minority owned by Loomis Sayles' general partner, Loomis, Sayles & Company, Incorporated. Natixis US is part of Natixis Global Asset Management that is in turn principally owned by Natixis which is majority owned by BPCE. The minority ownership of Natixis is publicly traded on the Paris Stock Exchange with no single shareholder holding greater than 25%. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks, each of which is generally owned by its members.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.
C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, and are expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Financial Statements
The 2015 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.

Appendix
At January 31, 2016, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
RUSSELL COMMODITY STRATEGIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 76.09%
RUSSELL COMMODITY STRATEGIES FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.40%
RUSSELL COMMODITY STRATEGIES FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.83%
RUSSELL COMMODITY STRATEGIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.30%
RUSSELL COMMODITY STRATEGIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.80%
RUSSELL COMMODITY STRATEGIES FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.38%
RUSSELL COMMODITY STRATEGIES FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 7.06%
RUSSELL COMMODITY STRATEGIES FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.02%
RUSSELL COMMODITY STRATEGIES FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.41%
RUSSELL COMMODITY STRATEGIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.66%
RUSSELL COMMODITY STRATEGIES FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.99%
RUSSELL COMMODITY STRATEGIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 9.12%
RUSSELL COMMODITY STRATEGIES FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.14%
RUSSELL COMMODITY STRATEGIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 36.14%
RUSSELL COMMODITY STRATEGIES FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 30.34%
RUSSELL COMMODITY STRATEGIES FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 12.76%
RUSSELL COMMODITY STRATEGIES FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.98%
RUSSELL EMERGING MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 70.41%

RUSSELL EMERGING MARKETS FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.83%
RUSSELL EMERGING MARKETS FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.12%
RUSSELL EMERGING MARKETS FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.37%
RUSSELL EMERGING MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.46%
RUSSELL EMERGING MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 24.38%
RUSSELL EMERGING MARKETS FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.32%
RUSSELL EMERGING MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.84%
RUSSELL EMERGING MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 5.30%
RUSSELL EMERGING MARKETS FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 30.76%
RUSSELL EMERGING MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.72%
RUSSELL EMERGING MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 15.39%
RUSSELL EMERGING MARKETS FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.49%
RUSSELL EMERGING MARKETS FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 32.88%
RUSSELL EMERGING MARKETS FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 31.39%
RUSSELL EMERGING MARKETS FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 16.33%
RUSSELL EMERGING MARKETS FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.41%
RUSSELL GLOBAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 69.05%
RUSSELL GLOBAL EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.91%
RUSSELL GLOBAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 49.17%
RUSSELL GLOBAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 15.86%

RUSSELL GLOBAL EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.27%
RUSSELL GLOBAL EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.24%
RUSSELL GLOBAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 6.31%
RUSSELL GLOBAL EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 41.13%
RUSSELL GLOBAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 14.27%
RUSSELL GLOBAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.31%
RUSSELL GLOBAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 12.43%
RUSSELL GLOBAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.00%
RUSSELL GLOBAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 38.02%
RUSSELL GLOBAL EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 29.09%
RUSSELL GLOBAL EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 14.83%
RUSSELL GLOBAL EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.39%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 55.09%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.82%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.72%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.30%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 48.77%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.17%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 10.78%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.82%

RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.29%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS E - COLUMBIA TRUST PARTNERS PO BOX 1012 SALEM OR 97308-1012, 5.83%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.63%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 17.12%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 15.85%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 14.09%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.65%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 33.81%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 26.59%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 10.69%
RUSSELL GLOBAL INFRASTRUCTURE FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.99%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.80%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.37%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761, 6.75%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.74%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.29%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 34.70%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 24.99%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.85%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.98%

RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.40%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - COLUMBIA TRUST PARTNERS PO BOX 1012 SALEM OR 97308-1012, 5.42%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 41.43%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 15.89%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 14.67%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 11.08%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.92%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 44.24%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 15.47%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 15.14%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 11.08%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 78.55%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.68%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.27%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.75%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13.44%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUNDS OPS MANAGER 60 S 6TH St – PO8 MINNEAPOLIS, MN 55402-4413, 9.74%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.07%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 20.28%

RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 9.73%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.51%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 22.46%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 16.01%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.93%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 37.47%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 19.79%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 15.10%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 11.60%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 5.31%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 80.81%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.08%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23.73%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.12%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.22%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 40.54%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 18.67%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.32%

RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.35%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 44.05%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.86%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.39%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.57%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.22%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORPORATION RET HRLY EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 49.23%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORP RET SALARIED EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 38.36%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL TRUST COMPANY FOR ENERGEN FBO ENERGEN CORP RET SALARIED EMP BEN PLANS TRUST 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 10.11%
RUSSELL INVESTMENT GRADE BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 63.18%
RUSSELL INVESTMENT GRADE BOND FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 15.48%
RUSSELL INVESTMENT GRADE BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.39%
RUSSELL INVESTMENT GRADE BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 43.01%
RUSSELL INVESTMENT GRADE BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20.74%
RUSSELL INVESTMENT GRADE BOND FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.33%
RUSSELL INVESTMENT GRADE BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.60%
RUSSELL INVESTMENT GRADE BOND FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 13.07%
RUSSELL INVESTMENT GRADE BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 12.64%
RUSSELL INVESTMENT GRADE BOND FUND CLASS E - COLUMBIA TRUST PARTNERS PO BOX 1012 SALEM OR 97308-1012, 5.40%

RUSSELL INVESTMENT GRADE BOND FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.14%
RUSSELL INVESTMENT GRADE BOND FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 25.50%
RUSSELL INVESTMENT GRADE BOND FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.65%
RUSSELL INVESTMENT GRADE BOND FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.49%
RUSSELL INVESTMENT GRADE BOND FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 58.33%
RUSSELL INVESTMENT GRADE BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.20%
RUSSELL INVESTMENT GRADE BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.01%
RUSSELL INVESTMENT GRADE BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.81%
RUSSELL INVESTMENT GRADE BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 51.90%
RUSSELL INVESTMENT GRADE BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 20.26%
RUSSELL INVESTMENT GRADE BOND FUND CLASS Y - RIF MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 8.91%
RUSSELL INVESTMENT GRADE BOND FUND CLASS Y - EXPRESS SCRIPTS FOUNDATION 1 EXPRESS WAY M/S HQ2N01 SAINT LOUIS MO 63121-1824, 6.43%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 32.04%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.69%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.81%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.97%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761, 7.74%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 5.66%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 42.54%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.20%

RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.80%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 5.52%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 50.33%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.88%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 10.28%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.91%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.50%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.91%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.48%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.97%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.38%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 14.69%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.94%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.82%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 59.58%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.19%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.63%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.55%
RUSSELL MULTI-STRATEGY INCOME FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.06%

RUSSELL MULTI-STRATEGY INCOME FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 100.00%
RUSSELL SHORT DURATION BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.70%
RUSSELL SHORT DURATION BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9.88%
RUSSELL SHORT DURATION BOND FUND CLASS A - MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484, 8.26%
RUSSELL SHORT DURATION BOND FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.14%
RUSSELL SHORT DURATION BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.77%
RUSSELL SHORT DURATION BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.99%
RUSSELL SHORT DURATION BOND FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.65%
RUSSELL SHORT DURATION BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.23%
RUSSELL SHORT DURATION BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 5.74%
RUSSELL SHORT DURATION BOND FUND CLASS E - ASCENSUS TRUST COMPANY FBO SANTA ROSA RANCHERIA TACHI TR 6895 P.O. BOX 10758 FARGO ND 58106-0758, 64.26%
RUSSELL SHORT DURATION BOND FUND CLASS E - COLUMBIA TRUST PARTNERS PO BOX 1012 SALEM OR 97308-1012, 6.17%
RUSSELL SHORT DURATION BOND FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 39.74%
RUSSELL SHORT DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.45%
RUSSELL SHORT DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 19.03%
RUSSELL SHORT DURATION BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.24%
RUSSELL SHORT DURATION BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 60.21%
RUSSELL SHORT DURATION BOND FUND CLASS Y - RUSSELL TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORPORATION RET HRLY EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 10.66%
RUSSELL SHORT DURATION BOND FUND CLASS Y - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.38%

RUSSELL SHORT DURATION BOND FUND CLASS Y - RUSSELL TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORP RET SALARIED EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 8.39%
RUSSELL STRATEGIC BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 67.37%
RUSSELL STRATEGIC BOND FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.69%
RUSSELL STRATEGIC BOND FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.22%
RUSSELL STRATEGIC BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 39.29%
RUSSELL STRATEGIC BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.72%
RUSSELL STRATEGIC BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.84%
RUSSELL STRATEGIC BOND FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.75%
RUSSELL STRATEGIC BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 5.24%
RUSSELL STRATEGIC BOND FUND CLASS E - COLUMBIA TRUST PARTNERS PO BOX 1012 SALEM OR 97308-1012, 6.99%
RUSSELL STRATEGIC BOND FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 47.59%
RUSSELL STRATEGIC BOND FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.14%
RUSSELL STRATEGIC BOND FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 15.73%
RUSSELL STRATEGIC BOND FUND CLASS I - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.24%
RUSSELL STRATEGIC BOND FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 42.88%
RUSSELL STRATEGIC BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.80%
RUSSELL STRATEGIC BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.19%
RUSSELL STRATEGIC BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 10.66%
RUSSELL STRATEGIC BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.15%

RUSSELL STRATEGIC BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 55.52%
RUSSELL STRATEGIC BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 14.98%
RUSSELL STRATEGIC BOND FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 14.97%
RUSSELL STRATEGIC BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 6.73%
RUSSELL STRATEGIC CALL OVERWRITING FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 93.03%
RUSSELL STRATEGIC CALL OVERWRITING FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.03%
RUSSELL TAX EXEMPT BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 68.31%
RUSSELL TAX EXEMPT BOND FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.73%
RUSSELL TAX EXEMPT BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.06%
RUSSELL TAX EXEMPT BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 37.73%
RUSSELL TAX EXEMPT BOND FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 20.72%
RUSSELL TAX EXEMPT BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.82%
RUSSELL TAX EXEMPT BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 9.96%
RUSSELL TAX EXEMPT BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.27%
RUSSELL TAX EXEMPT BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 16.71%
RUSSELL TAX EXEMPT BOND FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 15.67%
RUSSELL TAX EXEMPT BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 15.54%
RUSSELL TAX EXEMPT BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.13%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS A - NFS LLC FEBO WACO PKM INVESTMENTS LP A PARTNERSHIP MRS PAMALLA MOES 12 CLUB ESTATES CT WACO TX 76710-1092, 58.47%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.09%

RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS A - NFS LLC FEBO GAIL MORAN 6326 NE COUNTY ROAD 1045 RICE TX 75155-5116, 8.33%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 71.38%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.88%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS C - RUSSELL INVESTMENT MANAGEMENT CO ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 7.85%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 7.51%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 26.66%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.57%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 21.42%
RUSSELL TAX EXEMPT HIGH YIELD BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10.75%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 49.15%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - NFS LLC FEBO GAIL MORAN 6326 NE COUNTY ROAD 1045 RICE TX 75155-5116, 5.94%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - NFS LLC FEBO PAMALLA MOES 12 CLUB ESTATES CT WACO TX 76710-1092, 5.92%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 36.30%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 23.79%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.30%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 26.37%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.06%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 20.98%
RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.45%

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 51.22%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.59%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9.12%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 8.13%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.78%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 37.42%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.21%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 8.26%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.05%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.97%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 17.92%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.73%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.07%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.31%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 47.68%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.41%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 14.17%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.66%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.12%

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.53%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.42%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 20.43%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 6.05%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.38%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 19.94%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.88%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.65%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.50%
RUSSELL U.S. CORE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 74.02%
RUSSELL U.S. CORE EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.27%
RUSSELL U.S. CORE EQUITY FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.21%
RUSSELL U.S. CORE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.85%
RUSSELL U.S. CORE EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.95%
RUSSELL U.S. CORE EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 17.63%
RUSSELL U.S. CORE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13.79%
RUSSELL U.S. CORE EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.79%
RUSSELL U.S. CORE EQUITY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 27.26%
RUSSELL U.S. CORE EQUITY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 16.78%

RUSSELL U.S. CORE EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 9.69%
RUSSELL U.S. CORE EQUITY FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 52.74%
RUSSELL U.S. CORE EQUITY FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 12.79%
RUSSELL U.S. CORE EQUITY FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.33%
RUSSELL U.S. CORE EQUITY FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.24%
RUSSELL U.S. CORE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.69%
RUSSELL U.S. CORE EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.11%
RUSSELL U.S. CORE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.09%
RUSSELL U.S. CORE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 10.23%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.16%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.73%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUNDS OPS MANAGER 60 S 6TH St – PO8 MINNEAPOLIS, MN 55402-4413, 5.46%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 31.43%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.56%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.67%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.35%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 29.34%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.12%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 19.96%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 15.28%

RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 32.21%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.55%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.87%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS I - MSSB FBO CSULB 49ER FOUNDATION C/O MICHAEL T LOSQUADRO 6300 E. STATE UNIVERSITY DRIVE SUITE 332 LONG BEACH CA 90815-4670, 5.86%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS I - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 5.69%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 30.28%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 20.48%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.27%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.76%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.52%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 40.17%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 28.92%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 13.11%
RUSSELL U.S. DEFENSIVE EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.44%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.66%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 22.40%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.01%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 62.49%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 15.65%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.43%

RUSSELL U.S. DYNAMIC EQUITY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 82.18%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS E - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.09%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 30.51%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 21.91%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.88%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - MARIL & CO FBO 89 C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280, 8.58%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - MITRA & CO FBO 89 C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280, 7.25%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 7.24%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 27.29%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.09%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.24%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.21%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 40.39%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 29.42%
RUSSELL U.S. DYNAMIC EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 13.60%
RUSSELL U.S. LARGE CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 96.13%
RUSSELL U.S. LARGE CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 71.42%
RUSSELL U.S. LARGE CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12.54%
RUSSELL U.S. LARGE CAP EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.35%
RUSSELL U.S. LARGE CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 99.43%

RUSSELL U.S. MID CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 84.37%
RUSSELL U.S. MID CAP EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.48%
RUSSELL U.S. MID CAP EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUNDS OPS MANAGER 60 S 6TH St – PO8 MINNEAPOLIS, MN 55402-4413, 41.10%
RUSSELL U.S. MID CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.90%
RUSSELL U.S. MID CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20.51%
RUSSELL U.S. MID CAP EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.76%
RUSSELL U.S. MID CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 86.42%
RUSSELL U.S. MID CAP EQUITY FUND CLASS S - THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 12.83%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.17%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 18.37%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.00%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.65%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.35%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.61%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS C - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.18%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.09%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS I - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 37.78%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS I - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 15.06%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS I - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 14.91%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS I - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.85%

RUSSELL U.S. SMALL CAP EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 41.23%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.53%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.77%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 10.65%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.57%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 37.10%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 35.49%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 17.81%
RUSSELL U.S. SMALL CAP EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.87%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 32.08%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.76%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS A - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.05%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.52%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 84.48%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS S - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 49.71%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.31%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.48%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 9.46%
RUSSELL U.S. STRATEGIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.54%

At January 31, 2016, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
RUSSELL COMMODITY STRATEGIES FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.74%
RUSSELL GLOBAL REAL ESTATE SECURITIES FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.38%
RUSSELL GLOBAL EQUITY FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.63%
RUSSELL GLOBAL INFRASTRUCTURE FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.39%
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.71%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.91%
RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.31%
RUSSELL INVESTMENT GRADE BOND FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.83%
RUSSELL MULTI-STRATEGY ALTERNATIVE FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.81%
RUSSELL MULTI-STRATEGY INCOME FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 35.56%
RUSSELL MULTI-STRATEGY INCOME FUND - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 35.26%
RUSSELL SHORT DURATION BOND FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.87%
RUSSELL STRATEGIC CALL OVERWRITING FUND - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010, 93.03%
RUSSELL TAX EXEMPT BOND FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.40%
RUSSELL TAX-MANAGED U.S. LARGE CAP FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.28%
RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.88%
RUSSELL U.S. CORE EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 48.17%
RUSSELL U.S. DYNAMIC EQUITY FUND - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 35.95%
RUSSELL U.S. DYNAMIC EQUITY FUND - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 26.18%
RUSSELL U.S. LARGE CAP EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 99.25%
RUSSELL U.S. MID CAP EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 85.32%
RUSSELL U.S. SMALL CAP EQUITY FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.83%

RUSSELL U.S. STRATEGIC EQUITY FUND - FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.04%
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.